As filed with the Securities and Exchange Commission on April 30, 2013

SEC File Nos. 2-27135

811-01525

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 63

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 38

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

(Exact Name of Registrant)

ALLSTATE ASSURANCE COMPANY

(Name of Insurance Company)

3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code	(847) 402-5000

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, Illinois 62767

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF FORM N-3

PAGE NO.	ITEM NO.	Part A – INFORMATION REQUIRED IN A PROSPECTUS

1	1	Cover Page
2	2	Definitions
3	3	Synopsis or Highlights
6	4	Condensed Financial Information
7	5	General Description of Registrant and Insurance Company
10	6	Management
11	7	Deductions and Expenses
14	8	General Description of Variable Annuity Contracts
16	9	Annuity Period
20	10	Death Benefit
20	11	Purchases and Contract Value
22	12	Redemptions
22	13	Taxes
29		Appendix I – (Includes Information Regarding Tax Qualified Retirement Plans)
31	14	Legal Proceedings
	15	Table of Contents of the Statement of Additional Information

PAGE NO.	ITEM NO.	Part B – INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

	16	Cover Page
	17	Table of Contents
1	18	General Information and History
2	19	Investment Objectives and Policies
3	20	Management
7	21	Investment Advisory and Other Services
9	22	Portfolio Managers
9	23	Brokerage Allocation
10	24	Purchase and Pricing of Securities Being Offered
10	25	Underwriters
10	26	Calculation of Performance Data
10	27	Annuity Payments
	28	Financial Statements
		Appendix A: Provident Investment Management, LLC Proxy Voting Policies and Procedures

PAGE NO.	ITEM NO.	Part C - OTHER INFORMATION

1	29	Financial Statements and Exhibits
3	30	Directors and Officers of the Insurance Company
5	31	Persons Controlled by or under Common Control with the Insurance Company or Registrant
8	32	Number of Contractowners
8	33	Indemnification
8	34	Business and Other Connections of Investment Adviser
8	35	Principal Underwriters
10	36	Location of Accounts and Records
10	37	Management Services
10	38	Undertakings

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

VARIABLE ANNUITY CONTRACTS

SOLD BY

ALLSTATE ASSURANCE COMPANY

NORTHBROOK, ILLINOIS 60062

(847) 402-5000

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Item 1.	Cover Page

This Prospectus describes the following Variable Annuity Contracts (“Contracts”) offered by Allstate Assurance Company (“Company”). They are:

1. Individual Single Purchase Payment Variable Annuity Contract (“Single”);

2. Individual Flexible Installment Purchase Payment Variable Annuity Contracts (“Flexible”);

3. Individual Variable Annuity Contracts used to fund IRA’s (“IRA”);

4. Individual Variable Annuity Contracts used to fund HR-10 Plans (“HR10”);

5. Individual Variable Annuity Contracts used to fund Ind. 403(b) plans (“Ind 403(b)”); and

6. Group Variable Annuity Contracts used to fund 403(b) plans (“Grp 403(b)”).

Note: The public offering of Contracts of Allstate Assurance Company Separate Account B (“Separate Account B) and Allstate Assurance Company Separate Account C (“Separate Account C,” and, collectively with Separate Account B, referred to as the “Separate Account”), which was subsequently merged with Separate Account B, was discontinued on February 1, 1984.

No further offering of Contracts of the Separate Account is made hereby.

The information contained herein is intended solely for the information and use of holders of Contracts issued prior to February 1, 1984.

The purchase payments received pursuant to the Contracts are invested in the Separate Account, a separate account of the Company. The Separate Account has not received a purchase payment since 2002.

In 2009, in light of all the circumstances, including among others the declining asset base of Separate Account B and the absence of investor interest, the Company began taking steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940 (“1940 Act”). To reduce the number of Contractowners investing in Separate Account B so that it could qualify for deregistration, the Company offered Contractowners a one-time, 10% bonus if they elected to withdraw or transfer their balance from Separate Account B or, for those Contractowners currently receiving variable annuity payments, if they elected to receive fixed annuity payments instead. At a special meeting held on June 19, 2009, Contractowners voted to approve the filing of an application to deregister Separate Account B as an investment company. The Company, on behalf of Separate Account B, filed a deregistration application with the Securities and Exchange Commission on October 19, 2009. Following discussion with the Commission staff, the Company and Separate Account B filed an application on April 12, 2013 seeking an order from the Securities and Exchange Commission granting exemption from all provisions of the 1940 Act, including its registration requirements.

The primary investment objective of the Separate Account is long-term capital growth. The assets of the Separate Account will usually be invested in common stock. From time to time, management may decide to invest in preferred stock and debt obligations. When deemed necessary for defensive purposes, the Separate Account may hold short-term obligations, such as U.S. Government securities and certificates of deposit. The Contracts are subject to the risks associated with common stock investment and changing economic conditions. There can be no assurance that the investment objective will be attained.

This Prospectus sets forth information about the Contracts and the Separate Account that a prospective investor ought to know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), about the Company, the Separate Account and the Contracts has been filed with the Securities and Exchange Commission (“SEC”) and is available, without charge, upon written or oral request received by the Company. Information contained in the SAI has been incorporated into the Prospectus by reference. The SAI, Annual and Semi-Annual Reports to Shareholders, and other information about the Contracts, the Company and the Separate Account can be obtained and shareholder inquiries can be made by calling (800) 718-8824, or sending a written request to Allstate Assurance Company, c/o Susan Roth, Unum Group, Law Dept. 7S730, 1 Fountain Square, Chattanooga, Tennessee, 37402. The Company does not have a web site available for purposes of viewing the above-listed information. However, the SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Company. Please refer to the SAI and its Table of Contents following page 31.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is April 30, 2013. The date of the SAI is April 30, 2013.

Item 2.	Definitions

Accumulation Unit - an accounting device used to determine the value of a contract before annuity payments begin. The value of the Accumulation Unit varies in accordance with the investment experience of the Separate Account.

Annuitant - the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity - a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date - the date on which annuity payments will begin.

Annuity Unit - an accounting device used to determine the amount of annuity payments.

ContractOwner - the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity - an annuity with payments fixed in amount throughout the annuity period.

Plan - an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments - payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity - an annuity providing for payments varying in amount in accordance with the investment experience of the Separate Account.

Item 3.	Synopsis and Highlights

	Single	Flexible	IRA	HR10	Ind 403(b)	Grp 403(b)
Contractowner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	6%	8%	8%	8%	6%	6%
Annual Expenses (as a percentage of average net assets)
Management Fees	.5%	.5%	.5%	.5%	.5%	.5%
Mortality and Expenses Risk Fees	.7%	.7%	.7%	.7%	.7%	.7%
Total Annual Expenses	1.2%	1.2%	1.2%	1.2%	1.2%	1.2%

Examples:

SINGLE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you annuitize at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34

FLEXIBLE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you annuitize at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42

IRA	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you annuitize at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42

HR10	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you annuitize at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42
If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$91.32	$115.24	$141.01	$214.42

Ind.403(b)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you annuitize at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34

Grp 403(b)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you annuitize at the end of the applicable time period: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34
If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$71.56	$96.01	$122.34	$197.34

The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This fee table is designed to summarize and illustrate all of the deductions and expenses described beginning on page 11 for the Contracts offered by this Prospectus. State premium taxes, as described on page 12, may also apply.

Item 4.	Condensed Financial Information

Per Accumulation Unit Income and Capital Changes (information provided for the latest ten fiscal years has been audited):

(Information provided for the latest ten fiscal years has been derived from the full financial statements of the Separate Account for the year ended December 31, 2012, which were presented in accordance with accounting principles generally accepted in the United States of America and which were audited in accordance with accounting principles generally accepted in the United States of America.)

Year Ended December 31,

	2012	2011	2010	2009	2008*
Investment income	$0.44	$0.36	$0.31	$0.26	$0.30
Expenses	0.19	0.17	0.16	0.13	0.18
Net investment income	0.25	0.19	0.15	0.13	0.12
Net realized and unrealized gains (loss) on securities	1.34	0.22	0.54	3.00	(7.38)
Net increase (decrease) in accumulation unit value	1.59	0.41	0.69	3.13	(7.26)
Accumulation unit value at beginning of period	14.74	14.33	13.64	10.51	17.77
Accumulation unit value at end of period	16.33	14.74	14.33	13.64	10.51
Expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income to average net assets	1.59%	1.29%	1.06%	1.18%	0.77%
Portfolio turnover rate	15%	19%	0%	2%	17%
Number of accumulation units outstanding at end of period	42,934	43,271	46,859	47,493	102,476

	2007	2006	2005	2004	2003
Investment income	$0.29	$0.25	$0.19	$0.23	$0.11
Expenses	0.21	0.19	0.18	0.18	0.14
Net investment income	0.08	0.06	0.01	0.05	(0.03)
Net realized and unrealized gains (losses) on securities	.93	1.33	.27	1.16	3.72
Net increase (decrease) in accumulation unit value	1.01	1.39	.28	1.21	3.69
Accumulation unit value at beginning of period	16.76	15.37	15.09	13.88	10.19
Accumulation unit value at end of period	17.77	16.76	15.37	15.09	13.88
Expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.21%
Net investment income to average net assets	0.46%	0.37%	0.07%	0.38%	(0.25)%
Portfolio turnover rate	8%	2%	6%	5%	3%
Number of accumulation units outstanding at end of period	109,517	120,312	155,903	179,114	205,266

*Effective February 1, 2008, Provident Investment Management, LLC commenced serving as the investment adviser to the Separate Account. Prior to that date, the Company served as the investment adviser to the Separate Account.

Item 5.	General Description of Registrant and Insurance Company

Allstate Assurance Company (formerly Provident National Assurance Company, and herein referred to as “Company”) is a stock life insurance company organized under laws of the State of Illinois. Previously, the Company was organized under the laws of the State of Iowa. In accordance with the provisions of the Iowa Insurance Code, the Separate Account was established by the Company on August 21, 1967.

On November 27, 1974, all of the outstanding shares of stock of the Company were purchased by Provident Life and Accident Insurance Company (“Provident”), Chattanooga, Tennessee. Provident was organized in 1887 under the laws of the State of Tennessee.

On September 29, 1978, the Company changed its domicile from Des Moines, Iowa, to Chattanooga, Tennessee, pursuant to Section 56-202(b) of the Tennessee Code Annotated. As a result of the redomestication, the Company became a Tennessee corporation. In early 1996, as the result of corporate restructuring, the Company became a direct wholly owned subsidiary of Provident Companies, Inc., whose stock was publicly held and traded on the New York Stock Exchange as of December 31, 2000. On February 1, 2001, all of the outstanding shares of the Company were purchased by Allstate Life Insurance Company (“Allstate”), and the Home Office of the Company became located at 3100 Sanders Road, Suite J5B, Northbrook, Illinois, 60062. Effective November 7, 2001, the Company’s Articles of Reorganization were approved by the Illinois Department of Insurance, the Company’s name was changed to Allstate Assurance Company, and its state of domicile was changed from Tennessee to Illinois. Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2012, Allstate and its subsidiaries had assets of $70.0 billion. Allstate is a wholly owned subsidiary of Allstate Insurance Company which, in turn, is a wholly owned subsidiary of Allstate Insurance Holdings, LLC. Allstate is an Illinois stock life insurance company.

The Separate Account is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. It is the Separate Account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the 1940 Act does not involve supervision of management or investment practices or policies by the SEC.

The variable annuity contracts previously offered by the Company in the Separate Account include group and individual contracts designed for use in deferred compensation, association, payroll deduction and individual retirement plans, and contracts designed to provide benefits under annuity plans adopted by public school systems and certain tax exempt organizations which qualify for tax deferred treatment under Section 403(b) of the Internal Revenue Code of 1986, as amended (“Code”), as an individual retirement annuity or an individual retirement account (“IRA”) adopted by an individual pursuant to Section 408 of the Code and individual non-trusteed plans established pursuant to the Self-Employed Individuals Tax Retirement Act of 1962, as amended (“HR-10 plans”).

This Prospectus generally describes only the variable portion of Contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company’s general assets and are not placed in the Separate Account.

The portion of contract values placed in the Separate Account are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management’s ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

All Contracts contain the Company’s promise that on the annuity commencement date the contractowner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the Separate Account and not by adverse mortality experience or by increases in the Company’s expenses above those assumed and for which deductions are provided in the Contract. Owners of individual Contracts and participants in group Contracts to which variable accumulation units are credited have the right to vote on particular questions affecting the management of the Separate Account. (see Voting Rights, page 14)

Withdrawal or redemption of funds from certain Contracts may result in tax penalties. (see Taxes, page 22)

Income, gains and losses, whether or not realized, resulting from assets allocated to the Separate Account are, in accordance with applicable variable annuity contracts, credited to or charged against the Separate Account without regard to other income gains or losses of the Company. Under the provisions of Illinois law, the assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. However, obligations arising under the Contracts are the obligation of the Company. The Separate Account, though an integral part of the Company, is registered as an open-end diversified management investment company under the 1940 Act. Under Illinois law, regulation of the Company by the Insurance Commissioner of the State of Illinois includes regulation of the Separate Account. Registration with the SEC does not involve supervision of management or investment practices or policies of the Separate Account or the Company by the SEC.

A.	Investment Policies and Restrictions

On June 17, 2009, a majority of Contract owners voted to make the Separate Account’s investment objective and all of the policies listed below non-fundamental, which means they may be changed by action of the Board of Managers.

1. The investment objective of the Separate Account is long-term capital growth.

To the extent feasible, assets of the Separate Account will be kept fully invested and amounts will be held in cash only (a) temporarily, pending investment in accordance with the investment policy; and (b) to the extent necessary to make normal contract payments.

2. Investments will not be concentrated in particular industries or groups of industries and no more than 25% of the assets of the Separate Account will be invested in any one industry.

3. The Separate Account does not intend to engage in the purchase and sale of interests in real estate, but reserves freedom of action to do so. However, it will not make any such purchase if the value of any real estate held plus the amount proposed to be acquired (subject to the provisions of policy 10 below) amounts to more than 10% of the value of the Separate Account’s assets. The Separate Account may invest in deeds of trust to real estate or marketable interests in real estate investment trusts.

4. No purchase or sale of commodities or of commodity contracts will be made.

5. No money will be borrowed.

6. No loan of funds or other assets will be made, except through the acquisition of a portion of an issue of bonds, debentures or other evidence of indebtedness which are publicly distributed.

7. No securities of other issuers will be underwritten.

8. Not more than 5% of the voting securities of any one issuer will be acquired.

9. No purchase of securities will be made if, as a result of such purchase, more than the greater of $5,000 or 5% of the total value of the assets of the Separate Account will be invested in the securities of any one issuer (other than the United States or its instrumentalities).

10. The Separate Account will not invest more than 10% of the value of its assets in securities or other investments (including real estate and restricted securities) which are subject to legal or contractual restrictions upon resale or are not otherwise readily marketable.

Since the inception of the Separate Account, no purchases of restricted securities have been made. Moreover, management has no current intention of investing in such securities in the future.

11. No purchase of warrants or options to purchase securities will be made if, as a result of such purchase, more than 2% of the assets of the Separate Account will be invested in such warrants and options.

Since the inception of the Separate Account, no purchases of warrants or options have been made. Moreover, management has no current intention of investing in such securities in the future.

12. Dividends from the net investment income and capital gains distributions of the Separate Account will be retained and reinvested by the Separate Account.

The following policies and objectives below also may be changed by action of the Board of Managers.

1. All investments of assets of the Separate Account are restricted to those permitted under the regulations adopted by the Illinois Insurance Commissioner with respect to investments made by segregated variable annuity accounts established by insurance companies. Investments of the Separate Account will be in compliance with the regulations, including the provision that all common stock investments shall be in stock which is listed or admitted to trading on a securities exchange registered under the Securities Exchange Act of 1934 (“Exchange Act”) or which is publicly held and has been traded in the over-the-counter market and as to which current stock market quotations are readily available.

2. So long as the Company is licensed to conduct variable annuity business in the State of New York, the investment of assets of the Separate Account will be subject to the following restrictions, unless otherwise permitted by New York law: (a) no investment shall be made which will result in the ownership of more than 5% of the total outstanding common stock of any corporation; or (b) not more than 10% of the aggregate value of the assets of the Separate Account shall be invested at any time in common stocks which do not meet the criteria for investments by life insurance companies under New York law.

3. Purchases will not be made on the margin.

4. Short sales of securities will not be made.

5. Limited amounts of securities of one or more investment companies may be acquired up to a maximum of 10%, in the aggregate, of the assets of the Separate Account, provided that no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company will be owned by the Separate Account nor more than 5% of the value of the Separate Account’s assets will be invested in such company.

6. No investments in the securities of a company will be made for the purpose of exercising control of management.

7. Purchases will be made for investment purposes and not for short-term trading purposes. However, freedom of action is reserved to make such changes in the Separate Account’s portfolio as are considered necessary or desirable, including the realization of short-term capital appreciation when appropriate.

8. No participation will be made in joint or joint and several securities trading accounts.

A description of the Separate Account’s policies and procedures with respect to the disclosure of the Separate Account’s portfolio securities is available in the SAI on page 2 of Part B.

B.	Principal Risk Factors

The Separate Account invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio’s returns may differ materially from its benchmark, the S&P 500 index, due to differences in industry weightings and specific stock weightings. The Separate Account generally invests in mid-to-large capitalization growth stocks and this class of stocks may also perform materially different from the S&P 500 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

Item 6.	Management

The property and business of the Separate Account are managed by a Board of Managers selected by the owners of the Contracts to which variable accumulation units are credited. A majority of the Separate Account’s three managers are not deemed to be “interested persons” of the Separate Account or the Company as defined in the 1940 Act.

The Board of Managers has the following responsibilities and duties:

a) to select and approve annually an independent registered public accounting firm;

b) to execute and approve annually an agreement providing for sales and administrative services;

c) to execute and approve annually an agreement providing for investment advisory services;

d) to recommend any changes in the fundamental investment policies of the Separate Account; and

e) to authorize all investments of the assets of the Separate Account in accordance with the fundamental investment policies of the Separate Account, and to submit semi-annual and annual reports to the Contractowners.

Until February 2008, the Company served as the investment adviser to the Separate Account. As approved by the Board of Managers on October 16, 2007, and by the Contractowners on November 15, 2007, the Investment Advisory Agreement between the Company and Separate Account was terminated and an Investment Advisory Agreement between the Separate Account and Provident Investment Management, LLC (“PIM”) was entered into effective February 1, 2008.

PIM is a Tennessee Limited Liability Company organized in October 1997 and serves as the investment adviser to the Separate Account. It is owned by Unum Group which is a Delaware holding company. PIM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee, 37402. It is owned by Unum Group. Its predecessor was The Paul Revere Investment Management Company, with whom it was merged in 1997. The managers of PIM are officers of Unum Group. The personnel currently employed by PIM consist primarily of individuals who work for Unum Group. Thus, the same personnel who have provided investment services to the Company and the Separate Account will continue to do so, but they are employed by a different legal entity.

PIM continuously provides the Board of Managers with an investment program and recommendations on the purchase and sale of investments. PIM is guided by the investment policies and restrictions promulgated by the Board of Managers of the Separate Account. Moreover, the Board reviews all actions taken by PIM with regard to investments.

PIM receives a monthly fee from the Separate Account equal to approximately 0.50% on an annual basis. No part of the investment advisory fees are derived from the sales and administrative expense fees described below.

As well as providing investment management services to the Separate Account, Unum Group and certain of its subsidiaries, PIM also provides investment management services to other insurance companies. As of December 31, 2012, PIM had over $49.0 billion in assets under management.

Under the Investment Advisory Agreement, PIM, subject to the supervision of the Board of Managers of the Separate Account, is responsible for providing investment advisory services to the Company for the Separate Account in accordance with investment objectives and guidelines promulgated by the Board of Managers. In providing these services, PIM is authorized to buy, sell, exchange, convert and otherwise trade in securities in the portfolio, and place orders for the execution of such transactions with or through such brokers, dealers, or issuers as it selects. PIM provides the Separate Account with a value of the portfolio on a daily basis. PIM provides such reports to the Board of Managers as are reasonably required, and attends meetings of the Board of Managers on a quarterly basis.

The portfolio managers for the Separate Account are David P. Foropoulos and Ben S. Miller. Mr. Foropoulos’ title is Senior Investment Officer, and he joined the company in September 2011. For the past sixteen years, Mr. Foropoulos has acted in various equity and credit analyst roles supporting High Yield Investment Grade and institutional equity portfolios. Mr. Miller’s title is Vice President, Senior Managing Director. He has twenty-six years of service. For the last thirteen years, Mr. Miller has managed High Yield portfolios.

See Section A.1. of “Deductions and Expenses” herein for a description of the underwriter and administrator of the Separate Account.

Item 7.	Deductions and Expenses

A.	Sales and Administrative Functions and Expenses

1.	General

The Company previously acted as principal underwriter and provided all sales and administrative services in connection with the Contracts and the Separate Account. The Company deducts a sales and administrative expense fee to cover these services as set forth below.

As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et al. and American General Corporation, et al., dated as of December 8, 1997, The Variable Annuity Life Insurance Company (“VALIC”) became the Administrator of the Separate Account pursuant to the Separate Account Administrative Services Agreement entered into with VALIC in June 1998. The change in Administrator did not result in any changes in administrative and sales fees.

In connection with the sale of the Company by UnumProvident Corporation, now known as Unum Group, to Allstate, the Company entered into an Administrative Services Agreement with The Paul Revere Life Insurance Company (“Paul Revere”) dated as of September 10, 2000 which provides that Paul Revere will perform those administrative services required to be performed with respect to the Separate Account to the extent not performed by VALIC pursuant to the VALIC Administrative Services Agreement.

Administrative expense includes such items as fees and expenses of the Board of Managers, salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, custodian fees, printing, office equipment, stationery and plan administration cost. The charge for administrative expense is designed only to reimburse the Company for its actual administrative expense, and the Company does not expect to recover from the charge or any modification thereof any amount above its accumulated expenses in administering the Contracts.

When applicable, a deduction will be made for premium taxes imposed by some states or municipalities. These taxes currently range from 0% to a maximum of 3.5%.

2.	Tax Qualified Contracts

Under Contracts subject to Sections 401, 403(b) and 408 of the Code, the annuity purchase rates and the deductions for sales and administrative expenses, the investment advisory fee and the contingency fees, as contained in the Contracts when issued, will be applicable to cumulative purchase payments made under the Contract up to $100,000. Purchase payments made thereafter may be made only upon approval by the Company and will be subject to terms and conditions as required by the Company, but in no event will fees and expenses exceed those applied to purchase payments up to $100,000. The group Contracts may not be modified during the first contract year.

Under the individual Contract used to fund IRA’s and HR-10 plans, the Company deducts a sales and administrative fee of 8.0% from each purchase payment (of which 7.0% is for sales expense and 1.0% is for administrative expense).

Under the individual or group Contract used to fund plans qualifying under Section 403(b) of the Code, the Company deducts sales and administrative expense fees in accordance with the following schedule:

Cumulative Purchase Payment	Percentage Deduction	Portion For Sales Expense	Portion For Administrative Expense
First $10,000	6.0%	5.0%	1.0%
Balance	4.0%	3.0%	1.0%

3.	Non Tax Qualified Contracts

Under non tax qualified single purchase payment variable annuity Contracts, the sales and administrative expense fee is calculated as follows:

Single Purchase Payment	Percentage Deduction	Portion For Sales Expense	Portion For Administrative Expense
First $25,000	6.0%	4.5%	1.5%
Next $25,000	5.0%	4.0%	1.0%
Next $25,000	3.0%	2.5%	0.5%
Balance	2.0%	1.5%	0.5%

Under non tax qualified flexible installment purchase payment variable annuity Contracts, the sales and administrative expense fee is calculated as follows:

Single Purchase Payment	Percentage Deduction	Portion For Sales Expense	Portion For Administrative Expense
First $25,000	8.0%	7.0%	1.0%
Next $25,000	6.0%	5.0%	1.0%
Next $25,000	5.0%	4.0%	1.0%
Balance	4.0%	3.0%	1.0%

4.	Underwriting Agreement

Until March 2002, the Company served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002.

Effective April 26, 2011, Allstate Distributors, L.L.C. was assigned and delegated ALFS, Inc.’s obligations under the March 30, 2002 Underwriting Agreement between the Separate Account and ALFS, Inc.

B.	Expense and Mortality and Expense Risk Assumptions

Although variable annuity payments made under the Contracts will vary in accordance with the investment performance of the Separate Account, the payments will not be affected by (a) the Company’s actual expenses, if greater or less than the deductions provided for in the Contract, or (b) the Company’s actual mortality experience among annuitants after retirement.

The Company provides an expense assurance by assuming the risk that the administrative fee may be insufficient to cover the actual administrative costs.

The Company also assumes the risk that actual mortality of annuitants may be less than was assumed in calculating the annuity rates. The contingent mortality assurance provided by the Company under the Contracts is the Company’s contractual obligation to continue to make monthly annuity payments, determined in accordance with the annuity tables and other provisions contained in the Contracts, to each annuitant regardless of how long he or she lives and regardless of how long all annuitants as a group live. This obligation assures an annuitant that neither his or her longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly annuity payments he or she will receive under the Contract and relieves the annuitant from the risk that he or she will outlive the funds which he or she has accumulated for retirement. The assurance is based on the Company’s actuarial determination of expected mortality rates among annuitants. If the future proves that the Company’s actuarial determination of expected mortality rates among annuitants was erroneous because, as a group, their longevity is longer than anticipated, the Company must provide amounts from its general funds to fulfill its contractual obligation. In that event, the Company may incur a loss. Conversely, if longevity among annuitants is lower than anticipated, a gain may result to the Company. The Company also provides a minimum death benefit.

For providing expense assurances and for the assumption of the mortality risks, a charge of .70% on an annual basis is deducted from the current net asset value of the Separate Account per valuation day. Under the VALIC Administrative Services Agreement, these fees are paid from the Company to VALIC.

C.	Brokerage Expenses and Portfolio Turnover

PIM has responsibility for placing orders for the purchase and sale of portfolio securities of the Separate Account under the Investment Advisory Agreement. With respect to such purchases and sales, the primary objective is to obtain the most favorable prices and execution of orders on behalf of the Separate Account. With respect to transactions executed in the over-the-counter market, PIM will deal only with principal market makers unless more favorable prices are otherwise available.

PIM does not expect to use any one particular broker or dealer but, subject to obtaining the best prices and executions, brokers who provide statistical information and supplemental research to PIM for pricing and appraisal services utilized by PIM may receive orders for transactions. It is not possible to determine the exact value of such statistical information and supplemental research provided to PIM. Such information and research is used by PIM for the benefit of all its investment accounts and no allocation of services or the costs therefore is made nor is such an allocation possible.

Any advisory fee paid by the Separate Account to PIM will not be reduced as a consequence of PIM’s receipt of brokerage and research services. To the extent that the Separate Account’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Separate Account will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to PIM in serving both the Separate Account and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to PIM in carrying out its obligations to the Separate Account. While such services are not expected to reduce the expenses of PIM, through the use of the services, PIM avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

The Separate Account will purchase securities for long-term capital growth and not for short-term trading purposes, although in certain circumstances (such as during periods of pronounced market instability) it may sell securities held for a short period if considered necessary or desirable. Accordingly, the Separate Account’s annual rate of turnover ordinarily will not exceed 50%. In 2012, the portfolio turnover rate was 15%.

Item 8.	General Description of Variable Annuity Contracts

Allstate Distributors, L.L.C., the underwriter for the Separate Account, is registered with the SEC as a broker dealer under Section 15 of the Exchange Act and is a member of the Financial Industry Regulatory Authority (“FINRA”). The public offering of Contracts of the Separate Account was discontinued on February 1, 1984. No further offering of Contracts of the Separate Account is made hereby.

ALFS, Inc. merged into Allstate Distributors, L.L.C., effective September 1, 2011. ALFS, Inc. assigned its rights and delegated its duties as principal underwriter to Allstate Distributors, L.L.C.

The information contained herein is intended solely for the information and use of holders of Contracts issued prior to February 1, 1984.

A.	Types of Contracts

An individual Contract is offered for IRA’s, nontransferable deferred annuities and individual non-trusteed HR-10 plans. The Contracts offered for use in plans qualifying under Section 403(b) of the Code are an individual Contract, under which the contractowner and annuitant are the same, and a group Contract under which a master Contract is issued to the employer who is the contract holder and which covers all participating employees, each of whom receives a certificate which summarizes the provisions of the master group Contract and evidences his participation in the contract.

Single purchase payment variable annuity Contracts and flexible installment purchase payment variable annuity Contracts, each available only on an individual basis are also offered. Purchase payments under flexible purchase payment variable annuity Contracts may be made at such intervals as desired, but are usually made on an annual, semi-annual, quarterly or monthly basis.

B.	Voting Rights

Contractowners will have the right to vote at annual meetings of contractowners on the following matters:

1.	Initial approval of and any amendment to an investment advisory agreement or sub-advisory agreement;

2.	Ratification of the selection of an independent registered public accounting firm for the Separate Account;

3.	Election of members to the Board of Managers of the Separate Account;

4.	Any change in the fundamental investment policies of the Separate Account or other policies requiring contractowners’ approval (see Investment Policies and Restrictions, page 8); and

5.	The transaction of such other business as may properly come before the meeting.

The number of votes which a contractowner may cast prior to the time annuity payments begin is equal to the dollar value of the accumulation units in the variable portion of his contract as of the record date, each dollar of value representing one vote and each fraction of a dollar of value representing a like fraction of a vote. Contract values will be rounded to the nearest cent to determine the total vote a contractowner may be entitled to cast. After annuity payments begin, a contractowner or annuitant may cast one vote for each dollar and a fraction of a vote for each fraction of a dollar (rounded to the nearest cent) of the value of the valuation reserves maintained by the Company in the Separate Account with respect to the annuitant under the contract, pursuant to the Illinois Insurance Code and regulations thereunder. Once annuity payments begin, the total number of votes which the annuitant may cast will generally decrease during the payment period.

The determination of the number of votes to be cast will be made as of a date (record date) within 90 days prior to the meeting of contractowners, and the contractowner will receive at least 20 days written notice of the meeting and of the number of votes to which he is entitled. The contractowner will be entitled to vote only if he was the owner on the record date and on the date of the meeting.

C.	Combined Fixed and Variable Benefits

In addition to fully variable benefits, the contracts permit purchase payments (in increments of 10%) to be applied to provide all, only a portion or none of the benefits as variable annuity accumulations with the balance (which is not held in the Separate Account) being applied to provide fixed-dollar annuity accumulations.

D.	Transfers Between Accounts

The contractowner may direct the transfer of the value of all or a portion of the accumulation units between the fixed-dollar annuity portion of the contract and the variable annuity portion. Such transfers shall not be permitted more often than once each contract year. Such transfers shall be effected without the imposition of additional sales and administrative expense charges.

The Board of Managers has elected not to adopt policies and procedures with respect to the frequent transfers of contract value among sub-accounts. Because Contracts of the Separate Account are no longer being offered and publicly sold, and because the contracts do not offer sub-accounts, the frequent transfer of contract value among sub-accounts does not present a risk to contractowners, participants, annuitants, or beneficiaries. As a result, the Board of Managers has concluded that such policies and procedures are unnecessary.

E.	Assignment

In general, assignment of a Contract or an annuitant’s account is not permitted. No assignment shall be binding on the Company until it is received by the Company at its Home Office in Northbrook, Illinois.

F.	Contract Modifications

The Contracts provide that the sales and administrative fees, the annuity purchase rates, the investment advisory fee and the contingency fees, as contained in the Contract when issued, will be applicable for cumulative purchase payments up to $100,000. In addition, modifications to these provisions may not be made to the group Contract during the first contract year. Payments in excess of $100,000 under any Contract may be made only upon approval by the Company and will be subject to such terms and conditions as are required by the Company at that time however, in no event will fees and expenses exceed those applied to purchase payments up to $100,000. Contractowners or annuitants not covered prior to any modification will be subject to these terms and conditions.

The contractowner, in the case of an individual Contract, or the contract holder, in the case of a group Contract, and the Company may by agreement in writing change the terms of the Contract in order to conform to the requirements of Sections 401, 403(b) or 408 of the Code or such section or sections as may from time to time revise or replace Sections 401, 403(b) or 408, or where applicable, to permit the deduction of contributions made by the contractowner under Section 404 of the Code or such section or sections as may from time to time revise or replace Section 404. The changes may be made retroactive to the effective date of the Contract or to any date thereafter.

The Company further reserves the right to unilaterally effect such changes in the contract as may be required by any federal, state or other body which may have jurisdiction over the provisions of the Contract.

G.	Inactive Annuitant’s Account

In the case of the group Contract, if the Contract is terminated or the annuitant ceases to be employed by the contract holder, the annuitant may:

1. Elect to have the value of his individual account transferred to an individual annuity Contract on a form then regularly issued by the Company under which benefits and provisions are most nearly similar to those provided by the certificate issued under this Contract;

2. If he is at least 50 years of age, elect commencement of an annuity under one of the annuity options described on page 17;

3. If he becomes an eligible annuitant under a similar contract issued by the Company, elect to transfer the value of his individual account to a certificate issued under such contract;

4. Elect to receive the termination value of his individual account in a single sum; or

5. Elect to rollover the termination value into an IRA.

In the event no election is made within 90 days of the cessation of purchase payments, (1.) will automatically take effect.

If the annuitant ceased to have purchase payments remitted by the contract holder, but remains in his employ, he shall be deemed an inactive annuitant until such time as purchase payments are resumed, annuity payments commence or the account is surrendered.

H.	Experience Rating

The Company may make a determination of actual sales and administrative costs applicable to each group Contract on an annual basis. If such calculation is made and the actual costs exceed the amount deducted for sales and administrative expense, no additional deduction is made from the value of the contract. If, however, the amount deducted for such expense exceeds actual costs, the Company may at its discretion allocate all, a portion or none of such excess as an experience rating credit. To date, the Company has not experience rated any contract.

Item 9.	Annuity Period

The variable annuity payments to the annuitant are determined on the basis of (a) the mortality table specified in the Contract which reflects the age and sex of the annuitant and the type of annuity payment option selected, and (b) the investment performance of the Separate Account. The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in the Company’s expenses in excess of the sales and administrative expenses provided for in the Contract. The dollar amount of the payments will, however, reflect investment gains and losses and investment income of the Separate Account occurring both before and after retirement, and thus the payments will vary with the investment experience of the Separate Account.

A.	Election of Retirement Date and Form of Annuity

Annuity payments will begin on the date and under the annuity options as provided for in the Contract.

When not specified in the plan (except an individual retirement annuity and an individual retirement account), the date on which annuity payments are to begin and the form of the options chosen are to be elected in writing at least 30 days prior to the date annuity payments are to begin. The date may be the first of any month between the annuitant’s 50th and 75th birthdays. (To avoid penalties for premature distributions to an owner-employee under an HR-10 plan, or with respect to an IRA, the date selected must be no earlier than age 59 1/2.) The option may be any of those shown below.

A participant under an IRA or an owner-employee under an HR-10 plan must elect to begin receiving benefits before the end of the tax year in which he reaches age 70 1/2 or become subject to a Code requirement that his entire interest be distributed in a lump sum. If no such election to begin receiving benefits is made by persons participating in plans qualifying under Section 403(b) of the Code, benefits will be payable beginning at age 65 under the second option (as described below) with 120 monthly payments guaranteed.

No election of any option for any payee may be made under these contracts unless such election will produce a first monthly payment of at least $25 to that payee. If a combination benefit is elected, no election may be made unless the first monthly payment from each account would be $25 to the payee. If, at any time, any payment to be made to any payee in either account becomes less than $25 the Company shall have the right to change the frequency of payments to such intervals as will result in the payment of at least $25 per account per payment.

B.	Optional Annuity Forms

Option 1—Life Annuity. An annuity payable monthly during the lifetime of the annuitant, ceasing with the last payment due prior to the death of the annuitant. This option offers the maximum level of monthly payments since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died prior to the third annuity payment date, etc.

Option 2—Life Annuity with 120 or 180 Monthly Payments Guaranteed. An annuity payable monthly during the lifetime of the annuitant, ceasing with the last payment due prior to the death of the annuitant but with the assurance that if, at the death of the annuitant, payments have been made for less than 120 or 180 months as elected, annuity payments will be continued during the remainder of said period to the designated beneficiary. The beneficiary may elect to receive the present value of such remaining guaranteed payments in a lump sum at any time. If the beneficiary dies while receiving annuity payments, the present value of the then current dollar amount of the remaining guaranteed number of annuity payments will be paid in a lump sum to the estate of the beneficiary, or to the contingent beneficiary if one has been selected.

Option 3—Unit Refund Life Annuity. An annuity payable monthly during the lifetime of the payee, ceasing with the last payment due prior to the death of the payee; provided that at the death of the payee, the beneficiary will receive an additional payment of the then dollar value of a number of annuity units equal to the excess, if any, of (a) over (b) where (a) is the total dollar amount applied under the option divided by the annuity unit value at the date of commencement of annuity payments, and (b) is the number of annuity units represented by each monthly payment multiplied by the number of monthly payments made. For example, if $20,000 were applied on the annuity commencement date to the purchase of the annuity under this option, the annuity unit value on that date was $2, the number of annuity units represented by each monthly annuity payment was 61, fifteen installments were made prior to the date of death and the value of an annuity unit on the date of the annuitant’s death was $2.10, the amount paid to the beneficiary would be:

[$20,000-(61)(15)] X $2.10,

$2

which would be (10,000-915) X $2.10 or 9,085 X $2.10 or $19,078.50.

Option 4—Joint and Last Survivor Annuity. An annuity payable monthly during the joint lifetime of the annuitant and a designated second person and thereafter during the remaining lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor. It would be possible under this option for the annuitants to receive only one annuity payment if both die prior to the due date of the second annuity payment, two if they died prior to the third annuity payment date, etc.

Option 5—Payments for a Designated Period. An amount payable monthly for a number of years selected which may be from 1 to 30 years.

Option 6—Payments of a Specified Dollar Amount. Fixed payments of a specified dollar amount (not less than $75 per $1,000 of termination value) until the amount of such value is exhausted.

Option 7—Interest Income. The termination value is left on deposit with the Company in its General Account and interest is paid thereon at the rate of 3% per year, with interest payments being made annually, semi-annually, quarterly or monthly, as requested. Principal is paid on request in the manner described under Surrender for Redemption, page 22.

Under individual retirement annuity and individual retirement account plans, Options 2, 3 and 4 above are restricted by Section 408 of the Code to require that anticipated payments under these options not exceed the life expectancy of the annuitant or the life expectancy of the annuitant and the annuitant’s spouse. Under such plans, Option 4 is available only for the annuitant and the annuitant’s spouse.

If one of the first four options is elected, the person electing the option may further elect to have the termination value, less any premium taxes then payable, applied to provide a variable annuity, a fixed-dollar annuity or a combination of both. When a transfer of accumulation units from one account to another is required, such request must be received by the Company at least one year prior to the annuity commencement date. Transfers from the General Account to the Separate Account and from the Separate Account to the General Account shall be effected without the imposition of additional sales or administrative expense fees. Selection of Options 5, 6 and 7 would result in a loss of mortality assurance charges which have been paid during the accumulation period and annuity periods since none of these options are based on the life of the annuitant. Upon election of Option 7, which is available only on a fixed dollar basis, funds attributable to an annuitant’s interest in the Separate Account are transferred to the Company’s General Account. All of the other options are available on a fixed, variable or combined fixed and variable basis.

These options are available on a fixed, variable or a combined fixed and variable basis. Subject to agreement by the Company and compliance with Code requirements, arrangements may be made for a form of annuity on a variable or fixed annuity basis other than those set forth above.

C.	Determination of Amount of First Monthly Annuity Payment

The amount of the first monthly payment will be determined by the termination value of the Contract, the form of annuity selected and the sex and adjusted age of the annuitant.

The termination value of the Contract or a participant’s account is determined by multiplying the value of an accumulation unit as of the close of business on the fifth valuation day immediately preceding the date the first annuity payment is due, by the number of accumulation units credited to the annuitant as of the former date. The termination value will be reduced by any state premium taxes then payable. When imposed, such premium taxes currently range from 0.5% to 3.5%.

The Contracts contain tables indicating the dollar amount of the first monthly payment under each optional form of annuity for each $1,000 of the termination value of the Contract and a formula for determining the adjusted age. These are determined from the Progressive Annuity Table which assumes births in the year 1900 and a net investment return of 3 1/2% per annum. The first monthly annuity payment is determined by multiplying the termination value of the Contract or account (expressed in thousands) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables in the Contract.

The Contracts contain a provision that the first monthly payment will not be less than 103% of the first monthly payment available under a then currently issued single purchase payment annuity, if a single purchase payment were made equal to the value which is being applied under the contract to provide annuity benefits. This provision assures the annuitant that if, at retirement, the annuity rates then applicable to new single purchase payment annuity contracts are significantly more favorable than those provided in this contract, he will be given the option of selecting the new annuity rates. In the case of the variable annuity, any such changes in annuity purchase rates would be based upon changes in mortality and expense experience and not upon changes in the assumed investment return.

D.	Assumed Investment Return

The assumed investment return in the annuity purchase rates for both the Contracts is 3 1/2%. Subject to the agreement of the Company, the contractowner may select an assumed investment return rate up to the maximum permitted by state law or regulation. The assumed investment return is used to determine the first monthly payment. It should not be inferred that such rate of return will bear any relationship to the actual net investment experience of the Separate Account. The maximum rate currently permitted by the Company is 6%.

The variable annuity payment will remain level during periods when the net investment return is equal to the assumed investment return, increase during periods when the net investment return exceeds the assumed investment return and decrease during periods when the net investment return is less than the assumed investment return. An assumed investment return greater than 3 1/2% would produce a higher initial variable annuity payment but a more slowly rising series of subsequent payments in a period during which the value of the annuity units in increasing or a more rapidly falling series of subsequent payments in a period during which the value of the annuity unit is decreasing. An assumed investment rate of less than 3 1/2% (not available under these contracts) would have the opposite effect.

E.	Determination of Amount of Second and Subsequent Monthly Annuity Payments

The amount of the first monthly variable annuity payment (as determined above) is divided by the value of an annuity unit as of the close of business on the fifth valuation day immediately preceding the date on which the payment is due, to determine the number of annuity units represented by the first payment. The number of annuity units remains fixed during the annuity period and in each subsequent month the dollar value of the variable annuity payment is determined by multiplying this fixed number of annuity units by the then value of an annuity unit (as of the close of business on the fifth valuation day before payment) calculated as set forth below.

F.	Illustration of Determination of Annuity Payments

Assume an annuitant on the date of his retirement has 40,000 accumulation units credited to the Contract or account and that the value of an accumulation unit on the fifth valuation day prior to the annuity commencement date is $1.150000 producing a total value of $46,000. Assume also that the annuitant elects an option for which the table in his contract indicates the first monthly payment is $6.57 per $1,000 of value applied. The annuitant’s first monthly payment would then be 46 multiplied by $6.57 or $302.22.

Assume further that the annuity unit value as of the close of business on the fifth valuation day immediately preceding the date on which the first annuity payment is made is $1.100000. By dividing this into the first monthly payment of $302.22, the number of annuity units represented by that payment is determined to be 274.745. The value of this same number of annuity units will be paid in each subsequent month.

Assume further that the annuity unit value as of the close of business on the fifth valuation day immediately preceding the date on which the second monthly payment is due is $1.105000. The second monthly payment is then determined by multiplying the fixed number of annuity units (274.745) by the current annuity unit value ($1.105000) which produces a second monthly payment of $303.59.

G.	Value of Annuity Unit

The value of an annuity unit was established at $1.00 on December 1, 1967, and for any date thereafter is determined in the same manner as is the value of an accumulation unit except that the result of each such daily determination is multiplied, in the case of the annuity unit, by a factor of .999861, to neutralize the assumed net investment return of 3 1/2% per annum already built into the annuity tables contained in the contract, thus preventing the crediting of “double interest”. Similar adjustments are made for assumed investment returns other than 3 1/2%. For example, if on a given valuation day, the Separate Account had investment income of $4,000, net realized capital gains of $6,000 and net unrealized capital losses of $3,000, and on the preceding valuation day the value of an annuity unit was $1.150000 and the total value of the asset of the Separate Account was $5,000,000, the value of an annuity unit on that day would be $1.151555 X .999861, or $1.151395 (compare Value of an Accumulation Unit, page 21).

In determining the value of the assets of the Separate Account each security included on the New York Stock Exchange-Composite Transactions is valued at the last reported sale price next preceding valuation. If there has been no sale on such day, then the value of such security is taken to be the average between the reported bid and asked prices at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last quoted bid price. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Item 10.	Death Benefit

In the event the annuitant dies during the accumulation period and upon receipt of proof of death by the Company, a death benefit will be payable equal to the greater of (a) the termination value of his fixed and variable individual accounts or (b) 100% of the total purchase payments (before any deductions therefrom) made under the Contract.

If one or more partial surrenders occurred prior to the death of the annuitant, then the total purchase payments made on his behalf will, for purposes of calculating the minimum death benefit, be reduced in the same proportion as the number of accumulation units cancelled bears to the number of accumulation units credited to the contract prior to such partial surrender(s).

In lieu of payment in one sum, the contractowner may elect that the death benefit be applied under any one of the Optional Annuity Forms described below to provide annuity payments to the beneficiary. If the contractowner has not made such an election, the beneficiary may do so after the death of the annuitant. The contractowner or the beneficiary, whichever selects the optional method of settlement, may designate contingent beneficiaries to receive any further amounts due should the first beneficiary die before completion of the specified payments.

Under an IRA, if the annuitant dies before receiving the entire interest under his or her Contract, or if the distribution has commenced to the annuitant’s spouse and such spouse dies before the entire interest has been distributed, then the remaining interest must, within five years after the death of the annuitant or annuitant’s spouse, be (1) distributed to the annuitant’s beneficiary or the annuitant’s spouse’s beneficiary or (2) used to purchase an immediate annuity for such beneficiary which will be payable for the life of said beneficiary or a term certain not extending beyond the life expectancy of said beneficiary.

The manner in which the annuity payments to the beneficiary are determined and in which they may vary from month to month are the same as applicable to the annuitant as described under Annuity Period, below.

Item 11.	Purchases and Contract Value

A.	Purchase Payments

The usual minimum purchase payment for an annuitant under Contracts used to qualify under Section 403(b) of the Code is $10. In the case of IRA’s, the minimum purchase payment is $50 and the minimum anticipated purchase payments must equal at least $600 annually. In all other cases minimum payment requirements, if any, are specified in the respective plans.

B.	Crediting Accumulation Units

During the period prior to the time annuity payments begin, the Company receives purchase payments, deducts the sales and administrative expense fees, together with such premium taxes as may be applicable, and credits the balance of the purchase payment to the contract in accumulation units (see Sales and Administrative Functions and Expenses, page 11). The number of accumulation units credited is determined by the valuation of an accumulation unit next computed after the purchase payment is received. If a purchase payment accompanies an application, the Company will, within five business days, either (a) process and accept the application, issue the Contract or certificate and credit the accumulation units; or (b) reject the application and return the purchase payment.

The value of a Contract or an individual’s account, at any time during the accumulation period, can be determined by multiplying the number of accumulation units credited to such contract or account by the current accumulation unit value. Each contractowner will be advised periodically of the number of accumulation units credited to the contract, the current accumulation unit value and the total value of the Contract.

C.	Value of an Accumulation Unit

Accumulation units are valued for each day on which the New York Stock Exchange is open.

The value of an accumulation unit was established at $1.00 on October 1, 1967. This value is redetermined on each valuation day, as follows: the net increase or decrease, expressed as a percentage, in the value of the securities and other assets in the Separate Account for that day, resulting from investment income, realized and unrealized capital gains and losses, and the daily deductions for the investment advisory fee and for the contingency fees, is applied to increase or decrease the value of an accumulation unit as determined on the preceding valuation day. For example, if on a given valuation day the Separate Account had an investment income of $4,000, net realized capital gains of $6,000 and net unrealized capital losses of $3,000, and on the preceding valuation day the value of an accumulation unit was $1.150000 and the total value of the assets of the Separate Account was $5,000,000, the value of an accumulation unit on that day would be:

$1.150000 + $4,000 + $6,000 - $3,000
$5,000,000 - 0000481
X $1.150000, or
$1.150000 + (.001400 - .000048) X 1.150000; which would be
$1.150000 + $.001555, or $1.151555.

The value of a Contract varies with the performance of the investments of the Separate Account and there is no assurance that such value will equal or exceed the purchase payments made.

In determining the value of the assets of the Separate Account, each security included on the New York Stock Exchange-Composite Transactions is valued at the last reported sale price next preceding valuation. If there has been no sale on such day, then the value of such security is taken to be the average between the reported bid and asked prices at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last quoted bid price. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers. The Company reserves the right to make valuations at times when the New York Stock Exchange is closed, but in no event will valuation be performed more often than 253 times per calendar year. When the New York Stock Exchange is closed, securities or other assets are valued at fair value as determined in good faith by the Board of Managers.

Events or circumstances affecting the value of Separate Account securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Accumulation Units is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Separate Account’s calculation of net asset value when the Company or PIM deems that the particular event or circumstance would materially affect the Separate Account’s net asset value. Such events or circumstances may be company specific, such as an earnings reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Managers believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Separate Account’s net asset value fairly reflects security values as of the time of pricing.

D.	Suspension of the Group Contract

The group Contract provides for suspension on any contract anniversary if the contractowner fails to consent to a modification as provided for in the contract. Effective with such suspension, no new annuitants may be covered, but further purchase payments will be accepted as they apply to annuitants covered prior to such suspension.

Item 12.	Redemptions

At any time during the accumulation period and prior to the commencement of annuity payments: (a) for Contracts used in IRA’s the annuitant may surrender the Contract for redemption; (b) for Contracts under HR-10 plans, the annuitant may surrender the Contract for redemption to the extent permitted in the plan; and (c) for Contracts used in plans qualifying under Section 403(b) of the Code, an annuitant may surrender the Contract or certificate for redemption. Contracts under which a variable annuity is paid for a fixed period of time may be partially or wholly redeemed. Surrender for redemption is effected by sending a written request for surrender to the Company accompanied by the Contract or certificate. There is no charge or fee for surrender for redemption.

When surrendering a contract or certificate for redemption, an annuitant may avail himself or herself of the following options:

A. If the annuitant is at least 50 years of age, the termination value (as determined below) may be used to provide annuity payments beginning immediately under the selected option (but see Taxes, page 23 as to IRA’s and HR-10 plans);

B. Without regard to the age of the annuitant, a lump sum payment may be received in an amount equal to the termination value. The termination value is computed by the Company (as of the close of business on the day on which the notice of intent to surrender for redemption, together with the Contract or certificate is received at the Home Office of the Company, or if that day is a holiday, or if the notice is received after the close of business on the New York Stock Exchange, on the next valuation day) by multiplying the number of accumulation units credited to the annuitant by the value of an accumulation unit at that time. Payment of the termination value will be made within seven days after the notice to surrender for redemption, together with the Contract or certificate, is received at the Home Office of the Company. The right of redemption or the date of payment upon redemption may be postponed only at times when the New York Stock Exchange is closed (other than for holidays or weekends), or in the event the SEC determines either that trading on the New York Stock Exchange is restricted or that an emergency has been determined by the SEC to exist, or for such other periods as the SEC may by order permit.

In addition, when permitted by the plan and/or the provisions of the Code, a portion of the termination value of the contract or participant’s account may be surrendered subject to the following limitations:

A. No more than one such partial surrender for redemption may be allowed on behalf of any annuitant in any one contract year; and

B. No partial surrender for redemption will be permitted as a result of which the current value of the accumulation units remaining in the Contract falls below $10.

For IRA’s if annuity payments have not commenced prior to the close of the annuitant’s tax year in which he attains age 70  1/2, then, not later than the close of such tax year, the Company will distribute in one sum to the annuitant the annuitant’s entire interest in the Contract.

Item 13.	Taxes

The following information describes the tax consequences affecting Contractowners invested in the Contracts.

A.	General

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACTOWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE, OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I commencing on page 28 is based on the Company’s understanding of existing federal income tax laws as they are currently interpreted and does not constitute tax advice.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company in accordance with the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See “Value of an Accumulation Unit,” page 21). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

In calculating the Company’s corporate income tax liability, the Company derives certain corporate income tax benefits associated with the investment of company assets, including the Separate Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce the Company’s overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. The Company does not pass these benefits through to the Separate Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Separate Account receives; and (ii) under applicable income tax law, Contractholders (and Participants) are not the owners of the assets generating the benefits.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to qualified or non-qualified contracts.

C. Taxation of Annuities–General Provisions Affecting Purchasers Other than Qualified Retirement Plans

Section 72 of the Code governs the taxation of annuities in general.

1.	Non-Natural Persons, Corporations, Etc.

Section 72 contains provisions for contractowners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the contract as an agent for a natural person. There is an exception from current inclusion for certain annuities held in tax-qualified retirement arrangements, certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated tax-qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision because of its tax-exempt status.

If the contractowner is not an individual, the primary annuitant shall be treated as the contractowner for purposes of making distributions which are required to be made upon the death of the contractowner. If there is a change in the primary annuitant, such change shall be treated as the death of the contractowner.

2.	Other Contractowners (Natural Persons).

A contractowner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a contract) or as annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.	Distributions Prior to the Annuity Commencement Date.

i.	Total after-tax premium payments, less amounts received which were not includable in gross income equal the “investment in the Contract” under Section 72 of the Code.

ii.	To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the Contract,” such excess constitutes the “income on the Contract.”

iii.	Any amount received or deemed received prior to the annuity commencement date (e.g., upon a partial surrender) is deemed to come first from any such “income on the Contract” and then from “investment in the Contract,” and for these purposes such “income on the Contract” shall be computed by reference to any aggregation rule in subparagraph 2.c., below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the Contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the Contract.” If at the time that any amount is received or deemed received there is no “income on the Contract” (e.g., because the gross value of the contract does not exceed the “investment in the Contract” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the Contract.”

iv.	The receipt of any amount as a loan under the contract or the assignment or pledge of any portion of the value of the contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v.	In general, the transfer of the contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

b.	Distributions After Annuity Commencement Date.

Annuity payments made periodically after the annuity commencement date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the “investment in the Contract” to the expected return under the contract (the “exclusion ratio”). For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the fixed annuity payouts bears to the total expected value of the annuity payouts for the term of the payouts (determined under Treasury Department regulations). For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payments expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected).

i.	When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the annuity commencement date, any additional payments (including surrenders) will be entirely includable in gross income.

ii.	If the annuity payments cease by reason of the death of the annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the annuity commencement date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the annuitant.

iii.	Generally, nonperiodic amounts received or deemed received after the annuity commencement date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the Contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. Currently, we do not allow partial annuitizations under your Contract.

c.	Aggregation of Two or More Annuity Contracts.

Contracts issued after October 21, 1988, by the same insurer (or affiliated insurer) to the same Contractowner within the same calendar year (other than certain contracts held in connection with a tax—qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the annuity commencement date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. The Company believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the Contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the annuity commencement date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

d.	10% Penalty Tax–Applicable to Certain Withdrawals and Annuity Payments.

i.	If any amount is received or deemed received on the Contract (before or after the annuity commencement date), the Code applies a penalty tax equal to 10% of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

1.	Distributions made on or after the date the recipient has attained the age of 59 1/2.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient’s becoming disabled.

4.	A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s beneficiary).

5.	Distributions of amounts which are allocable to the “investment in the Contract” prior to August 14, 1982, (see next subparagraph e.).

e.	Special Provisions Affecting Contracts Obtained through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased prior to August 14, 1982.

If the contract was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the annuity commencement date shall be deemed to come (1) first from the amount of the “investment in the Contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior contract, (2) then from the portion of the “income on the Contract” (carried over to, as well as accumulating in, the successor contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the Contract,” and (4) last from the remaining “investment in the Contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent: that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the Contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 2.

f.	Required Distributions.

i.	Death Of Contractowner Or Primary Annuitant

Subject to the alternative election or spouse beneficiary provisions in ii. or iii., below:

1.	If any Contractowner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contractowner dies before the annuity commencement date, the entire interest in the Contract will be distributed within five years after such death; and

3.	If the Contractowner is not an individual, then for purposes of 1. or 2., above, the primary annuitant under the Contract shall be treated as the Contractowner, and any change in the primary annuitant shall be treated as the death of the Contractowner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of a Contractowner described in i., above, is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death of the Contractowner.

iii.	Spouse Beneficiary

If any portion of the interest of a Contractowner is payable to or for the benefit of his or her spouse, and the annuitant or contingent annuitant is living, such spouse shall be treated as the Contractowner of such portion for purposes of section i., above.

3.	Diversification Requirements.

Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contractowner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall he treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis if the IRS grants the company relief. However, either the Company or the Contractowner must agree to pay the tax due for the period during which the diversification requirements were not met.

The Company monitors the diversification of investments in the Separate Accounts and tests for diversification as required by the Code. The Company intends to administer all Contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

4.	Ownership of the Assets in the Separate Account.

In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contractowner for tax purposes. The Internal Revenue Service (“IRS”) has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contractowner, such as the ability to select and control investments in a separate account, could cause the contractowner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account.” The explanation further indicates that “the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract.” The final regulations issued under Section 817 do not provide guidance regarding investor control. However, in Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. The Company does not believe that the ownership rights of a Contractowner under a Contract would result in any Contractowner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, the Company does not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, the Company reserves the right to modify the Contracts as necessary, to prevent Contractowners from being considered the owners of the assets in the Separate Account.

D.	Federal Income Tax Withholding

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405, of the Code. The application of this provision is summarized below:

1.	Non-Periodic Distributions

The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to the Company, the Company will automatically withhold 10% of the taxable distribution.

2.	Periodic Distributions (distributions payable over a period greater than one year)

The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if distribution were a payment of wages and if the recipient were married claiming three exemptions, unless the recipient elects otherwise. A recipient may elect not to have income taxes withheld or to have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E.	General Provisions Affecting Qualified Retirement Plans

The contract may be used for a number of tax-qualified retirement plans. If the contract is being purchased with respect to some form of tax-qualified retirement. plan, please refer to Appendix I, commencing on page 28, for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.	Annuity Purchases By Nonresident Aliens And Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.	Section 1035 Exchange

Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In June 2011, the IRS issued Rev. Proc. 2011-38, which significantly eased the restrictions on partial transfers adopted by Rev. Proc. 2008-24 . Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange rather than the 12-month period required by Rev. Proc. 2008-24. In addition, annuity payments that satisfy the newly enacted partial annuitization rule of Code Section 72(a)(2) will not be treated as a distribution from either the old or new contract. Rev Proc. 2011-38 also replaces Rev. Proc. 2008-24’s automatic characterization of a transfer as a distribution taxable under Code Section 72(e) if it did not qualify as a tax-free exchange under Code Section 1035 with an analysis by the IRS, using general tax principles, to determine the substance, and thus the treatment of, the transaction.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

H.	Medicare Tax

Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.

Appendix I - Information Regarding Tax-Qualified Retirement Plans

The tax rules applicable to tax qualified Contractowners, including restrictions on contributions and distributions, taxation of distributions, and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the Contract by a qualified plan. Contractowners, plan participants, and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the Contract. Some qualified plans are subject to distribution and other requirements which are not incorporated into the Company’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences.

A.	Tax-Qualified Pension or Profit-Sharing Plans

Provisions of the Code permit eligible employers to establish tax—qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Employers intending to use these contracts in connection with such plans should seek competent tax and other legal advice.

B.	Tax Sheltered Annuities Under Section 403(b)

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c) (3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, salary reduction contributions may not exceed the lesser of $17,000 or 100% of the employee’s “includable compensation” for his most recent full year employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation. In addition, all contributions to the plan may not exceed the limits in Section 415 of the Code ($50,000 in 2012).

Tax-sheltered annuity programs under Section 403(b) are subject to a prohibition against distributions from the contract attributable to contributions made pursuant to a salary reduction agreement unless such distribution is made:

(1) after the participating employee attains age 59 1/2;

(2) upon severance from employment;

(3) upon death or disability; or

(4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.

C.	Individual Retirement Annuities Under Section 408

Sections 408 and 408A of the Code permit eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“IRAs”). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be “rolled-over” on a tax-deferred basis to an IRA.

D.	Distributions

Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the account balance.

1.	Premature Distribution

Distributions from a qualified plan before the participant attains age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee’s death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity after separation from service and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes “life annuity” means a scheduled series of substantially equal periodic payments for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary).

2.	Minimum Distribution Tax

An individual’s interest in a tax-qualified retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan (“required beginning date”). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is not later than April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the participant and a designated beneficiary. Each annual distribution must equal or exceed a “minimum distribution amount” which is determined by dividing the account balance by the applicable distribution period determined from the Uniform Lifetime Table in IRS regulations. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her required beginning date, the individual’s entire interest must generally be distributed within five years of the individual’s death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and are over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual’s surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual’s interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

3.	Withholding

In general, periodic distributions from IRAs are subject to regular wage withholding rules and non-periodic distributions are subject to 10% withholding unless the IRA owner elects not to have withholding apply.

Periodic distributions from other tax-qualified retirement plans that are made for a specified period of ten years or more or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and the beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient elects otherwise. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.

Eligible Rollover Distributions from tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

(1) the non-taxable portion of the distribution;

(2) required minimum distributions; or

(3) direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Section 401 (a) (31) of the Code.

Item 14.	Legal Proceedings

There are no material legal proceedings pending to which the Company or the Separate Account is a party or of which property of either of them is subject.

CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act, and (3) to substitute the shares of any other registered investment company for the Separate Account shares held by the Separate Account, in the event that Separate Account shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such Separate Account shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contractowners in accordance with the 1940 Act.

The Company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

LEGAL OPINION

Legal matters relating to Federal securities laws applicable to the Contracts as well as all matters relating to Federal income tax laws have been passed upon by Susan N. Roth.

Item 15.	Table of Contents of the Statement of Additional Information

TOC

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

VARIABLE ANNUITY CONTRACTS

SOLD BY

ALLSTATE ASSURANCE COMPANY

NORTHBROOK, ILLINOIS 60062

(847) 402-5000

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 16.	Cover Page

This Statement of Additional Information should be used to supplement information provided by the April 30, 2013 Prospectus, which describes Variable Annuity Contracts (“Contracts”) offered by Allstate Assurance Company (“Company”).

This Statement of Additional Information is not a prospectus. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the Contracts and Allstate Assurance Company Separate Account B (“Separate Account”) that an investor ought to know. The Prospectus may be obtained, without charge, upon written or oral request by calling (800) 718-8824, or sending a written request to Allstate Assurance Company, c/o Susan Roth, Unum Group, Law Dept. 7S730, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is April 30, 2013.

The date of the Prospectus is April 30, 2013.

Item 17.	Table of Contents

CROSS REFERENCES TO THE PROSPECTUS

TOPIC	PAGE NO. OF PROSPECTUS
General Information and History	7
Investment Objective and Policies	8
Management	10
Investment Advisory Services	10
Brokerage Allocation	13
Annuity Payments	18
Purchase and Pricing of Contracts	20

TOC

Item 18.	General Information and History

The Company serves as the depositor of the Separate Account. The Company is a stock life insurance company currently organized under the laws of the State of Illinois. The Company was originally organized under the laws of the State of Iowa on June 28, 1967. In accordance with the provisions of the Iowa Insurance Code, the Separate Account was established by the Company on August 21, 1967.

On November 27, 1974, all of the outstanding shares of stock of the Company were purchased by Provident Life and Accident Insurance Company (“Provident”), Chattanooga, Tennessee. Provident was organized in 1887 under the laws of the State of Tennessee.

On September 29, 1978, the Company changed its domicile from Des Moines, Iowa, to Chattanooga, Tennessee, pursuant to Section 56-202(b) of the Tennessee Code Annotated. As a result of the redomestication, the Company became a Tennessee corporation. In early 1996, as the result of corporate restructuring, the Company became a direct wholly owned subsidiary of Provident Companies, Inc., whose stock is publicly held and traded on the New York Stock Exchange. On February 1, 2001, all of the outstanding shares of stock of the Company were purchased by Allstate Life Insurance Company (“Allstate”), an Illinois insurance company.

Allstate, itself and/or through its subsidiaries, markets a broad line of life insurance, annuity and group pension products through diverse distribution channels. As of December 31, 2012, Allstate and its subsidiaries had assets of $70.0 billion. Allstate is a wholly owned subsidiary of Allstate Insurance Company which, in turn, is a wholly owned subsidiary of Allstate Insurance Holdings, LLC. Allstate is an Illinois stock insurance company.

Under the provisions of Illinois law, the assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. The Separate Account, though an integral part of the Company, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Under Illinois law, regulation of the Company by the Insurance Commissioner of the State of Illinois includes regulation of the Separate Account. Registration with the Securities and Exchange Commission (“SEC”) does not involve supervision of management or investment practices or policies of the Separate Account or the Company by the SEC.

The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Separate Account are accounted for separately from other operations of the Company for purposes of federal taxation, the Separate Account is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Separate Account, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

The Rules and Regulations of the Separate Account provide for a three-member Board of Managers, members being elected at annual meetings for one-year terms. A majority of the Board of Managers will not be “interested persons” as defined in Section 2(a) of the 1940 Act.

Investment custodial services are provided through an agreement between the Company and JPMorgan Chase, N.A., 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York, 11245. The Separate Account’s independent registered public accounting firm is Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois, 60606.

A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts and the Separate Account discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the Contracts and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

1

The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder’s equity, which the Company is required to maintain. The Company’s statutory capital and surplus of $10,690,020 and $10,081,440 as of December 31, 2012 and 2011 respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, the Company cannot distribute any dividends without prior approval of the Illinois Department of Insurance. Statutory net income for 2012, 2011 and 2010 was $377,808, $431,340 and $282,899, respectively.

The public offering of Contracts of the Separate Account was discontinued on February 1, 1984. No further offering of the Contracts of the Separate Account is made hereby.

Item 19.	Investment Objectives and Policies

The primary investment objective of the Separate Account is long-term capital growth. The assets of the Separate Account will usually be invested in a diversified portfolio of equities, which will be primarily common stocks, with such changes as may seem advisable, from time to time, to take into account changes in the outlook for particular industries or companies.

There may be times when management feels that conditions are such that continued investment in a portfolio made up primarily of common stocks does not appear to be the best method of seeking the objective of the Separate Account. At such times, a larger proportion of the assets may be invested in preferred stocks, corporate bonds or debentures (which may or may not be convertible into stocks), stock warrants or options (puts or calls), or real estate.

Periodically, and in limited amounts, the Separate Account may hold funds in the form of short-term obligations, such as U.S. Treasury Bills, bankers’ acceptances, certificates of deposit and commercial paper. This permits a return on cash balances held prior to investments of these funds in securities.

As the Contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies. Currently, all of the Separate Account’s investment policies are non-fundamental.

Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity Contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity Contracts means the vote of (a) 67% or more of the vote of the Contractowners present and entitled to vote at the meeting, if Contractowners who hold with the power to vote over 50% of the variable accumulation units outstanding are present. On June 17, 2009, a majority of Contractowners voted to make the Separate Account’s investment objective and all of the policies listed below non-fundamental which means they may be changed by action of the Board of Managers.

The Separate Account does not disclose its portfolio securities to any person, other than in public filings in which portfolio securities are required to be disclosed.

Changes in the Separate Account’s investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 2012, 2011 and 2010 were 15%, 19% and 0%.

2

Item 20.	Management

A.	Board of Managers of the Accumulation Fund

MEMBERS OF THE BOARD OF MANAGERS -

NOT INTERESTED PERSONS

(1) Name, Address and Age	(2) Position(s) Held with Registrant	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director
Henry E. Blaine (83) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2011-2012 34 years of service	Retired – Partner, B&B Enterprises	1	None

H. Grant Law, Jr. (66) PO Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2011-2012 20 years of service	Retired – President, Newton Chevrolet, Inc. & Newton Oldsmobile – GMC Trucks Mitsubishi, Inc.	1	None

David G. Fussell (65) 259 Gnome Trail Lookout Mountain, GA 30750	Chairman, Board of Managers	2011-2012 17 years of service	Retired – Chief Investment Officer and Senior Vice President, Unum Group	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of Section 2(a)(19) of the 1940 Act owns beneficially or of record securities of the Company or any of its affiliates. Each Board member has served in that capacity for more than a decade and is annually elected by Contract owners. The Board of Managers does not include a lead member who is not an interested person. The Board’s current structure is appropriate in view of the experience and longstanding working relationship of its members and the nature of Registrant’s operations. In overseeing Registrant’s operations, the Board receives regular reports on various aspects of Registrant’s operations, such as performance, securities holdings and compliance.

3

B.	Remuneration of the Board of Managers

Unum Group paid all expenses relative to the operation of the Separate Account including fees and expenses of the members of the Board of Managers as well as expenses for the audit of the Separate Account. Members of the Board of Managers who are also active or retired officers, directors or employees of the Company or the Investment Sub-Adviser do not receive any fees from the Separate Account. These members are deemed to be “interested persons” and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Separate Account to all members of the Board of Managers for the fiscal year ended December 31, 2012 was $13,500. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

COMPENSATION TABLE

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Aggregate Compensation From Registrant	Pension or Retirement Benefits Accrued As Part of Separate Account Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Separate Account Complex Paid to Directors
David G. Fussell, Chairman	$4,500	$0	$0	$4,500
Henry E. Blaine, Member	$4,500	$0	$0	$4,500
H. Grant Law, Jr., Member	$4,500	$0	$0	$4,500

DIRECTOR’S OWNERSHIP OF REGISTRANT’S SECURITIES

(1) Name of Director	(2) Dollar Range of Equity Securities in the Registrant	(3) Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David G. Fussell	None	None
Henry E. Blaine	None	None
H. Grant Law, Jr.	None	None

4

C.	Election of the Board of Managers

The Board of Managers of the Separate Account is elected annually by the owners of Contracts for which reserves are maintained in the Separate Account. Under the terms of the 1940 Act, the Separate Account must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be “interested persons” of the Separate Account or its Investment Adviser/Principal Underwriter as defined in the 1940 Act. Two members of the Board of Managers whose terms continue, namely Mr. Blaine and Mr. Law, are not deemed to be “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and thereby are considered “Independent Managers” of the Separate Account.

D.	Audit Committee of the Board of Managers

The Audit Committee is responsible for the following functions:

a.	Review the scope, plan, timing and results of the audit;

b.	Review with auditors and management the appropriateness and the implementation of applicable procedures for internal auditing, accounting and financial control; and

c.	Review of auditors’ opinion and discussion with auditors of their experiences in conducting the audit.

Members of the Audit Committee are Henry E. Blaine and H. Grant Law. The Audit Committee met one time during its last fiscal year (2012). The Board of Managers adopted a written charter for the Audit Committee on April 30, 2012.

Members of the Nominating Committee are Henry E. Blaine and H. Grant Law. The Nominating Committee did not meet during its last fiscal year (2012). The Board of Managers adopted a written charter for the Nominating Committee on April 30, 2012.

E.	Independent Managers and Their Immediate Family Members

As of December 31, 2012, no Independent Manager and no immediate family member of an Independent Manager beneficially or of record owned any equity securities of the Company, the investment adviser or the principal underwriter of the Separate Account, or any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account.

As of December 31, 2012, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any direct or indirect interest, the value of which exceeded $120,000, in any of the following:

•	the Company, investment adviser or the principal underwriter of the Separate Account; or

•

any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account.

As of December 31, 2012, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any material direct or indirect interest in any transaction or series of similar transactions, in which the amount involved exceeded $120,000 and to which any of the following persons was a party:

•	the Separate Account, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Separate Account or has an insurance company, investment adviser or

5

•

principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Separate Account, or officer thereof;

•	the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof; or

•	any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof.

As of December 31, 2012, no Independent Manager and no immediate family member of an Independent Manager has, during the two most recently completed calendar years, had any direct or indirect relationship, in which the amount involved exceeded $120,000, with any of the following persons:

•	the Separate Account, or officer thereof;

•

any investment company or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act which has the same insurance company, investment adviser or principal underwriter as the Separate Account or has an insurance company, investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or the principal underwriter of the Separate Account, or officer thereof;

•	the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof; or

•	any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account, or officer thereof.

As of December 31, 2012, no officer of the Company, the investment adviser or the principal underwriter of the Separate Account or an officer of any person directly or indirectly controlling, controlled by, or under common control with the Company, the investment adviser or the principal underwriter of the Separate Account, during the two most recently completed calendar years, has served on the board of directors of a company where an Independent Manager of the Separate Account or an immediate family member of an Independent Manager has also served as an officer of such company during the two most recently completed calendar years.

F.	Code of Ethics

The Separate Account, the Company, PIM and Allstate Distributors, L.L.C. have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, as amended. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Separate Account, subject to certain restrictions.

G.	Proxy Voting Policies and Procedures

The Separate Account has delegated the authority to vote proxies to the Company and has authorized the Company to delegate proxy voting authority to PIM. PIM’s Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix A (the “Proxy Voting Policy”).

Information regarding how the Separate Account voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling collect (800)718-8824, or sending a written request to Allstate Assurance Company, c/o Susan Roth, Unum Group, 1 Fountain Square, Chattanooga, Tennessee, 37402, and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (212) 551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

6

Item 21.	Investment Advisory and Other Services

A.	Investment Advisory Agreement

PIM currently serves as investment adviser to the Separate Account pursuant to an investment advisory agreement (“Investment Advisory Agreement”), which was approved by Contractowners on November 15, 2007 and became effective February 1, 2008. The Investment Advisory Agreement, after the initial two year period, must be renewed each year by a majority of the Separate Account’s Board of Managers who are not parties to the agreement or interested persons of any such party. The Investment Advisory Agreement was renewed on February 11, 2013 by the Separate Account’s Board of Managers.

Under the Investment Advisory Agreement, PIM provides “investment advisory services” to the Separate Account. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

Pursuant to the Investment Advisory Agreement, the PIM is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Separate Account and for all expenses attributable to performing its investment advisory services, including costs, if any, of compensating officers and employees of PIM connected with providing investment advisory services to the Separate Account.

In connection with PIM’s obligations under the Investment Advisory Agreement, PIM bears the cost of all services and expenses attributable to the maintenance and operation of the Separate Account (other than costs relating to the administration and distribution of the variable annuity contracts which are provided for in the current Sales and Administration Agreement for the Separate Account). These costs include, among other things: fees required by federal and state securities regulatory authorities and the Financial Industry Regulatory Authority, costs of maintaining the books and records of the Separate Account; determining the net asset value of the Separate Account, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Separate Account are paid out of the assets of the Separate Account.

PIM is a Tennessee Limited Liability Company organized in October 1997. It is owned by Unum Group. PIM is registered with the SEC as an investment adviser. Its principal offices are located at 1 Fountain Square, Chattanooga, Tennessee, 37402. Its predecessor was The Paul Revere Investment Management Company, with whom it merged in 1997. The managers of PIM are also officers of Unum Group. The members of the Board of Governors of PIM are officers of Unum Group. The personnel employed by PIM consist primarily of individuals who were previously employed in the investment operations of Unum Group or its insurance subsidiaries. Thus, the same personnel who have provided investment services to the company and to the Separate Account continue to do so, but they are employed be a different legal entity.

As well as providing investment management services to the Company, PIM also provides investment management services to Unum Group and certain of its subsidiaries. As of December 31, 2012, PIM had over $49.0 billion in assets under management.

For its advisory services to the Separate Account under the Investment Advisory Agreement, PIM charges an amount which equals, on an annual basis, 0.5% of the average daily net asset value of the Separate Account. However, PIM has voluntarily agreed to waive this fee. At December 31, 2012, the net asset value for the Separate Account was $907,649. For the fiscal years ended December 31, 2012, 2011 and 2010, the investment advisory fees paid by the Separate Account were $4,515, $4,390 and $4,566, respectively.

7

B.	Sales and Administrative Services Agreement

Historically, the Company served as Administrator of the Separate Account. As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, The Variable Annuity Life Insurance Company became the Administrator of the Separate Account pursuant to the Separate Account Administrative Services Agreement, dated May 15, 1998, between the Company and The Variable Annuity Life Insurance Company. The change in Administrator did not result in any changes in administrative and sales fee.

Under the Sales and Administrative Services Agreement, VALIC performs administrative functions relative to variable annuity contracts, receiving as compensation an amount which equals, on an annual basis, 0.7% of the average daily net asset value of the Separate Account. The total sales and administration charges received by VALIC in 2012, 2011 and 2010 were $6,320, $6,146 and $6,392, respectively.

The Company has received $6,320, $6,146 and $6,392, from the Separate Account during 2012, 2011 and 2010, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals .70% of the average daily net asset value of the Separate Account as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Separate Account, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Separate Account.

C.	Custodian

Investment custodial services are provided through an agreement between the Company and JPMorgan Chase Bank’s responsibilities include safeguarding and controlling the Separate Account’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Separate Account’s investments.

D.	Independent Registered Public Accounting Firm

The Separate Account’s independent registered public accounting firm is Deloitte & Touche LLP (“Deloitte & Touche), 111 South Wacker Drive, Chicago, Illinois, 60606. This is Deloitte & Touche’s seventh year to conduct the annual audit of the Separate Account’s financial statements.

E.	Ownership and Control

As of December 31, 2012, the members of the Board of Managers of the Separate Account and the directors and principal officers of the Company as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no units.

F.	Experts

The financial statements of Allstate Assurance Company Separate Account B and the statutory financial statements of Allstate Assurance Company included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement (which report relating to the statutory financial statements of Allstate Assurance Company expresses an unqualified opinion on such financial statements and includes an explanatory paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance, which differ from and are not in accordance with accounting principles generally accepted in the United States of America, and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America). Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

8

Item 22.	Portfolio Managers

The portfolio managers for the Separate Account are David P. Foropoulos and Ben S. Miller. Mr. Foropoulos’ title is Senior Investment Officer, and he joined the company in September 2011. For the past sixteen years, Mr. Foropoulos has acted in various equity and credit analyst roles supporting High Yield Investment Grade and institutional equity portfolios. Mr. Miller’s title is Vice President, Senior Managing Director. He has twenty-six years of service. For the last thirteen years, Mr. Miller has managed High Yield portfolios.

The compensation structure for portfolio managers includes base, bonus and long-term incentive (for officers of the Company). The base salary range for the job is determined by using market data for jobs with similar job functions. Actual pay within the range is determined based upon individual knowledge, skills, abilities and reviews of each manager’s job performance.

The bonus plan for investment professionals creates a “pool” based on net investment income and other factors. Each participant has goals related to fulfilling various job responsibilities including managing the Separate Account in accordance with investment guidelines and their performance is measured based on the achievement of those goals as well as their contribution to the overall pool.

The long-term incentive for officers is based on market data for comparable jobs as well as corporate achievement against goals. Each participant’s actual grant is based on their individual performance.

Item 23.	Brokerage Allocation

PIM, as investment adviser to the Separate Account, selects the securities for purchase and sale by the Separate Account. Changes in the Separate Account’s investments are reviewed by the Board of Managers.

PIM has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

PIM attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Separate Account and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer’s markup or markdown), PIM normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time-to-time soliciting dealer fees may be available to PIM on the tender of Separate Account portfolio securities in so-called “Tender or Exchange Offers.” Such soliciting dealer fees will be, in effect, recaptured for the Separate Account by PIM to the extent possible. At present, no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

In certain instances, there may be securities which are suitable for the Separate Account’s portfolio as well as that of one or more of the other clients of PIM. Investment decisions for the Separate Account and for PIM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Separate Account is concerned. In other cases, it is believed that the Separate Account’s ability to participate in volume transactions will produce better transaction results for the Separate Account.

9

Brokerage commissions paid in the years ended December 31, 2012, 2011 and 2010 amounted to $602, $601 and $145, respectively. Brokerage commissions were paid to 1 broker in 2012. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Separate Account or PIM.

Item 24.	Purchase and Pricing of Securities Being Offered

NOTE: Contracts are no longer being offered or sold to the public.

Please refer to the Prospectus sections entitled “General Description of Variable Annuity Contracts,” page 14 of the Prospectus and “Purchases and Contract Value,” page 20 of the Prospectus.

Item 25.	Underwriters

Until March 2002, the Company served as the underwriter for the Separate Account. As approved by the Board of Managers on February 7, 2002, the Underwriting Agreement between the Company and the Separate Account was terminated and an Underwriting Agreement between the Separate Account and ALFS, Inc., an affiliated broker-dealer of the Company, was entered into effective as of March 30, 2002. The Company is a wholly owned subsidiary of Allstate Life Insurance Company. Contracts are no longer being offered or sold to the public.

ALFS, Inc. merged into Allstate Distributors, L.L.C., effective September 1, 2011. ALFS, Inc. assigned its rights and delegated its duties as principal underwriter to Allstate Distributors, L.L.C.

Item 26.	Calculation of Performance Data

No performance data is included in the Prospectus; therefore, this item is inapplicable.

Item 27.	Annuity Payments

Please refer to the Prospectus section entitled “Annuity Period,” page 16 of the Prospectus.

10

Item 28.	Financial Statements

FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

As of December 31, 2012 and

For the Years Ended December 31, 2012 and 2011,

and Report of Independent Registered Public Accounting Firm

Allstate Assurance Company Separate Account B

Audited Financial Statements

December 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Contract Owners

Allstate Assurance Company Separate Account B,

And Board of Directors of Allstate Assurance Company

Chicago, IL

We have audited the accompanying statement of assets and liabilities of Allstate Assurance Company Separate Account B (the “Separate Account”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allstate Assurance Company Separate Account B as of December 31, 2012, the results of its operations for the year then ended, the changes in its variable annuity contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

February 27, 2013

1

STATEMENT OF ASSETS AND LIABILITIES

Allstate Assurance Company Separate Account B

December 31, 2012
ASSETS
Common stocks—at fair value
(Cost: $651,202)	$870,568
Cash	39,849
Accrued dividends	1,480

TOTAL ASSETS	$911,897

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Amounts payable for terminations and variable annuity benefits	$3,323
Management fee and other amounts due Allstate
Assurance Company	925

TOTAL LIABILITIES	4,248

Contract owners’ equity:
Deferred annuity contracts terminable by owners—(accumulation units outstanding: 42,934.089 at $16.33247 per unit)	701,220
Annuity contracts in pay-out period—(annuitization units outstanding: 12,639.173 at $16.33247 per unit)	206,429

TOTAL CONTRACT OWNERS’ EQUITY	907,649

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$911,897

See accompanying notes to financial statements.

2

STATEMENT OF OPERATIONS

Allstate Assurance Company Separate Account B

Year Ended December 31, 2012
INVESTMENT INCOME
Income:
Dividends	$25,116

Expenses—Note D:
Investment advisory services	4,515
Mortality and expense assurances	6,320

Total Expenses	10,835

NET INVESTMENT INCOME	14,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—NOTE A
Net realized gain from investment transactions
Proceeds from sales	186,140
Cost of investments sold	79,003

Net realized gain	107,137

Net unrealized appreciation of investments:
At end of year	219,366
At beginning of year	249,691

Decrease in net unrealized appreciation of investments	(30,325)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	76,812

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$91,093

See accompanying notes to financial statements.

3

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

Allstate Assurance Company Separate Account B

	Year Ended December 31
	2012	2011
BALANCE AT BEGINNING OF YEAR	$855,834	$918,956
FROM OPERATIONS:
Net investment income	14,281	11,462
Net realized gain on investments	107,137	104,631
Decrease in net unrealized appreciation of investments	(30,325)	(91,491)

Increase in contract owners’ equity from operations	91,093	24,602

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:
Terminations and death benefits (Units terminated):	(3,896)	(52,054)
2012 - 250.605;
2011 - 3,619.334
Variable annuity benefits paid (Number of units):	(35,382)	(35,670)

2012 - 2,232.387;
2011 - 2,463.201
Decrease in contract owners’ equity from variable annuity contract transactions	(39,278)	(87,724)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	51,815	(63,122)

BALANCE AT END OF YEAR	$907,649	$855,834

See accompanying notes to financial statements.

4

SCHEDULE OF INVESTMENTS

Allstate Assurance Company Separate Account B

December 31, 2012

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS
CAPITAL GOODS
Caterpillar, Inc.	200	$17,916
Emerson Electric Company	1,000	52,960
General Electric Company	3,000	62,970
Ingersoll-Rand PLC	650	31,174

		165,020	18.2%
CONSUMER GOODS
PepsiCo, Inc.	800	54,744
Procter & Gamble Company	800	54,312

		109,056	12.0%
CONSUMER SERVICES
Target Corporation	500	29,585
Wal-Mart Stores, Inc.	500	34,115

		63,700	7.0%
ENERGY
Chevron Corporation	445	48,122
Dominion Resources, Inc.	1,000	51,800
Exxon Mobil Corporation	565	48,901

		148,823	16.4%
FINANCIAL
American Express Company	1,000	57,480
JPMorgan Chase & Company	1,200	52,764

		110,244	12.1%
HEALTH CARE
Johnson & Johnson	1,000	70,100
Stryker Corporation	1,000	54,820

		124,920	13.8%

See accompanying notes to financial statements.

5

SCHEDULE OF INVESTMENTS—Continued

Allstate Assurance Company Separate Account B

December 31, 2012

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS—Continued
TECHNOLOGY
Apple, Inc.	75	$39,977
Cisco Systems, Inc.	3,000	58,950
Jabil Circuit, Inc.	1,200	23,148
Microsoft Corporation	1,000	26,730

		148,805	16.4%
TOTAL COMMON STOCK		870,568	95.9%

TOTAL INVESTMENTS		870,568	95.9%
CASH AND ACCRUED DIVIDENDS LESS LIABILITIES		37,081	4.1%

TOTAL CONTRACT OWNERS’ EQUITY		$907,649	100.0%

All investments held as of December 31, 2012, were in domestic companies based in the United States, except for, Ingersoll-Rand PLC, which is based in Ireland.

See accompanying notes to financial statements.

6

FINANCIAL HIGHLIGHTS

Allstate Assurance Company Separate Account B

December 31, 2012

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each year excluding sales loads:

	Year Ended December 31
	2012	2011	2010	2009	2008
Investment income	$0.44	$0.36	$0.31	$0.26	$0.30
Expenses	0.19	0.17	0.16	0.13	0.18

Net investment income	0.25	0.19	0.15	0.13	0.12
Net realized and unrealized gain (loss) on investments	1.34	0.22	0.54	3.00	(7.38)

Net increase (decrease) in contract owners’ equity	1.59	0.41	0.69	3.13	(7.26)
Net contract owners’ equity:
Beginning of year	14.74	14.33	13.64	10.51	17.77

End of year	$16.33	$14.74	$14.33	$13.64	$10.51

Total Return	10.79%	2.86%	5.06%	29.78%	(40.86%)
Ratio of expenses to average contract owners’ equity	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.59%	1.29%	1.06%	1.18%	0.77%
Portfolio turnover	15%	19%	0%	2%	17%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	42,934	43,271	46,859	47,493	102,476

See accompanying notes to financial statements.

7

NOTES TO FINANCIAL STATEMENTS

Allstate Assurance Company Separate Account B

December 31, 2012

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. A separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement had been met by Separate Account B as of December 31, 2009. As of December 31, 2012, the deregistration process had not been finalized with the Securities and Exchange Commission.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Assurance Company, a wholly-owned subsidiary of Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $229,215 and gross unrealized losses of $9,849 at December 31, 2012. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the year ended December 31, 2012, is shown below.

Year Ended December 31, 2012
Cost of investments purchased	$132,655

Proceeds from investments sold	$186,140

.

8

NOTES TO FINANCIAL STATEMENTS—Continued

Allstate Assurance Company Separate Account B

December 31, 2012

NOTE B—FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.

•	Level 2 – Assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of December 31, 2012, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by type and industry composition.

9

NOTES TO FINANCIAL STATEMENTS—Continued

Allstate Assurance Company Separate Account B

December 31, 2012

NOTE C—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, Separate Account B is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B.

Separate Account B had no liability for unrecognized tax benefits at December 31, 2012, and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the average daily net assets of Separate Account B.

10

ALLSTATE ASSURANCE COMPANY

Statutory-basis Financial Statements as of and for

the Years Ended December 31, 2012, 2011 and 2010,

and Independent Auditors’ Report

ALLSTATE ASSURANCE COMPANY

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Allstate Assurance Company

Northbrook, IL 60062

We have audited the accompanying statutory-basis financial statements of Allstate Assurance Company (the “Company”) (ultimately, a wholly-owned subsidiary of The Allstate Corporation), which comprise the statutory-basis statements of financial position as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by Allstate Assurance Company using the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Illinois Department of Insurance.

1

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Allstate Assurance Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Allstate Assurance Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance as described in Note 2 to the statutory-basis financial statements.

/s/ Deloitte & Touche LLP

April 25, 2013

2

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITON

DECEMBER 31, 2012 AND 2011

(in thousands, except par value and number of shares)	2012	2011
ADMITTED ASSETS
Bonds (fair value: $10,491 and $10,777)	$9,160	$9,335
Cash, cash equivalents and short-term investments	1,485	947

Subtotals, cash and invested assets	10,645	10,282

Investment income due and accrued	106	105
Current federal and foreign income taxes recoverable and interest thereon	14	35
Net deferred tax asset	392	161
Other assets	6	8
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	912	860

Total	$12,075	$11,451

LIABILITIES
Interest maintenance reserve	$419	$483
General expenses due or accrued	30	—
Asset valuation reserve	2	2
Payable to parent, subsidiaries and affiliates	22	24
Other liabilities	—	1
From Separate Accounts Statement	912	860

Total liabilities	1,385	1,370

CAPITAL AND SURPLUS
Common capital stock ($3 par value, 1,000,000 shares authorized, issued and outstanding)	3,000	3,000
Gross paid in and contributed surplus	4,374	4,374
Unassigned funds (surplus)	3,316	2,707

Total capital and surplus	10,690	10,081

Total	$12,075	$11,451

See notes to statutory-basis financial statements

3

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(in thousands)	2012	2011	2010
Net investment income	$342	$346	$302
Amortization of interest maintenance reserve	64	157	56
Commissions and expense allowances on reinsurance ceded	6	6	5
Reserve adjustments on reinsurance ceded	(40)	(87)	(44)
Other income	3	3	3

Total revenue	375	425	322

General insurance expenses, insurance taxes, licenses and fees	51	116	136
Net transfers to or (from) Separate Accounts net of reinsurance	(40)	(87)	(44)

Total expense	11	29	92

Net gain from operations after dividends to policyholders and before federal income taxes	364	396	230
Federal and foreign income taxes incurred (excluding tax on capital gains)	(14)	(35)	(53)

Net income	$378	$431	$283

See notes to statutory-basis financial statements

4

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(in thousands)	2012	2011	2010
Capital and surplus, December 31, prior year	$10,081	$9,702	$9,239
Net income	378	431	283
Change in net deferred income tax	(116)	(13)	(315)
Change in nonadmitted assets	116	(39)	460
Change in asset valuation reserve	—	—	35
Cumulative effect of changes in accounting principles	231	—	—

Capital and surplus, December 31, current year	$10,690	$10,081	$9,702

See notes to statutory-basis financial statements

5

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(in thousands)	2012	2011	2010
Cash from operations:
Net investment income	$516	$496	$467
Miscellaneous income	9	8	10

Total	525	504	477

Benefit and loss related payments	39	87	44
Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts	(39)	(87)	(44)
Commissions, expenses paid and aggregate write-ins for deductions	20	146	129
Federal and foreign income taxes paid (recovered)	(35)	(154)	(52)

Total	(15)	(8)	77

Net cash from operations	540	512	400

Cash from investments:
Proceeds from investments sold, matured or repaid	—	—	217
Cost of investments acquired (long-term only)	—	1,978	—

Net cash from investments	—	(1,978)	217

Cash from financing and miscellaneous sources:
Other cash provided (applied)	(2)	(5)	14

Net cash from financing and miscellaneous sources	(2)	(5)	14

Reconciliation of cash, cash equivalents and short-term investments:
Net change in cash, cash equivalents and short-term investments	538	(1,471)	631
Cash, cash equivalents and short-term investments, beginning of year	947	2,418	1,787

Cash, cash equivalents and short-term investments, end of year	$1,485	$947	$2,418

See notes to statutory-basis financial statements

6

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

1.	General

Nature of operations

Allstate Assurance Company (“Company”), an insurance company domiciled in the State of Illinois, is a wholly-owned subsidiary of Allstate Life Insurance Company (“ALIC”). ALIC is wholly owned by Allstate Insurance Company (“AIC”), a wholly-owned subsidiary of Allstate Insurance Holdings, LLC (“AIH”). AIH is a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”).

The Company is licensed to conduct business in all 50 states and the District of Columbia, however, only has closed blocks of deferred and immediate fixed annuity business, and a closed variable annuity product, the assets and liabilities of which are held in a Separate Account. The Company reinsures 100% of its business with unaffiliated reinsurers.

2.	Summary of Significant Accounting Policies

Basis of presentation

The Company prepares its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Illinois requires its domestic insurance companies to prepare financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI.

Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences relevant to the Company are as follows:

a.	Bonds and short-term investments are generally stated at amortized cost, while under GAAP, they are generally carried at fair value.

b.	Realized investment gains and losses are reported net of related income taxes, while under GAAP, such gains and losses are reported gross of tax.

c.	The APPM requires that, if in the aggregate, the Company has a net negative cash balance it shall be reported as a negative asset. GAAP requires that such negative cash balances be reported as other liabilities.

d.	Costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred. Under GAAP, these costs are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts.

e.	Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the Income Statement. The APPM also includes limitations as to the amount of deferred tax assets (“DTAs”) that may be reported as an admitted asset. Both GAAP and the APPM require a valuation allowance for DTAs and the allowance is similarly measured.

f.	The effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP.

g.	Certain reported assets, such as furniture and equipment, are designated as nonadmitted assets and are charged directly to unassigned surplus, while under GAAP, nonadmitted assets are reported in the Statements of Financial Position, net of any valuation allowance and accumulated depreciation and amortization.

7

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

h.	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

i.	The asset valuation (“AVR”) and interest maintenance (“IMR”) reserves are required by the APPM, but not GAAP.

j.	GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM.

Use of estimates

The preparation of financial statements in conformity with the NAIC Annual Statement Instructions and accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

To conform to the 2012 presentation, certain amounts in the prior years’ notes were reclassified.

Investments

Bonds with an NAIC designation of 1 through 5 are reported at amortized cost using the effective yield method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus.

Cash equivalents are carried at amortized cost. They are readily convertible into known amounts of cash and so near to their maturity that they present an insignificant risk of change in value because of changes in interest rates.

Short-term investments are reported at cost or amortized cost that approximates fair value.

Investment income consists of interest and is recognized on an accrual basis using the effective yield method.

In periods subsequent to the recognition of an other-than-temporary impairment (“OTTI”) on a bond, the difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Accrual of income is suspended for other-than-temporarily impaired bonds when the timing and amount of cash flows expected to be received is not reasonably estimable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value.

Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales, including calls and principal payments, are determined on a specific identification basis.

The Company has a comprehensive portfolio monitoring process to identify and evaluate each security whose carrying value may be other-than-temporarily impaired. This process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectibility or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

8

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

Due and accrued investment income is recorded as an asset, with two exceptions. Due and accrued investment income for investments where the interest is more than 90 days past due is nonadmitted. Due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made. All due and accrued investment income was admitted at December 31, 2012 and 2011.

Premium and annuity considerations

Premiums for annuity products are recognized as revenue when collected.

Reserves for policy benefits

Benefit reserves for annuity products are calculated according to the Commissioners’ Annuity Reserve Valuation Method with interest and mortality assumptions applied in compliance with statutory regulations.

AVR and IMR

The Company establishes AVR and IMR as promulgated by the NAIC. The AVR offsets potential credit-related investment losses on all invested asset categories excluding cash, contract loans, premium notes, collateral notes and income receivables. The AVR calculation is formula-based and considers the prior year reserve balance, the current year’s realized credit-related (default) and equity capital gains and losses, net of capital gains tax, and the current year’s unrealized capital gains and losses, net of deferred taxes thereon, applicable to the invested asset categories that are grouped within the default and equity component. The default component includes long-term bonds, preferred stocks, short-term bonds, derivatives and mortgage loans. The equity component includes common stocks, real estate and other invested assets. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit property investments, collateral loans and surplus notes. The undistributed earnings or losses from investments in joint ventures, partnerships and limited liability companies are reported as changes in unrealized capital gains and losses and included in the AVR. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed, whereas, any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Realized and unrealized capital gains increase the AVR and realized and unrealized capital losses decrease the AVR. The Company’s total AVR is generally limited to a maximum amount of credit-related reserve that is calculated using a set of factors applied to the admitted asset values of the various invested asset categories. Total AVR in one sub-component of either the default or equity component that is in excess of the maximum reserve must be transferred to the “sister” sub-component if that sub-component’s total AVR is below its maximum reserve. If the total AVR in either of the combined default or equity component is in excess of the combined maximum reserve, the Company may transfer the excess to the other component if that component’s total AVR is below its maximum reserve, or the excess reserve may be released to unassigned surplus. In general, decreases in the Company’s total invested assets portfolio will decrease the total AVR and increases will increase the total AVR.

The IMR captures the realized capital gains and losses that result from changes in the overall level of interest rates and amortizes them into investment income over the approximate remaining life of the investments sold. The IMR includes all realized capital gains and losses, net of capital gains tax thereon, due to interest rate changes on fixed income investments and exclude credit related realized capital gains and losses on default component invested assets, realized capital gains and losses on equity investments and unrealized capital gains and losses. After a realized capital gain or loss has been identified as interest-related and an expected maturity date has been determined, a company may select either a grouped method or seriatim method for calculating the IMR amortization. The Company has elected to use the seriatim method in calculating its IMR amortization. The total IMR is calculated by adding the current year’s interest-related capital gains and losses, net of capital gains tax, to the prior year reserve and subtracting the current year’s amortization released to the Statements of Operations. A negative IMR is reported as a nonadmitted asset. Make whole fees and prepayment penalties are recorded as investment income and not included in IMR.

9

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

Reinsurance

The Company has reinsurance agreements whereby all annuity considerations and policy benefits are ceded to reinsurers. Amounts reinsured under coinsurance agreements are reflected net of reinsurance in the Statements of Financial Position. Amounts reinsured under coinsurance and modified coinsurance agreements are reflected net of reinsurance in the Statements of Operations. Reinsurance does not extinguish the Company’s primary liability under the policies written. Reinsurance recoverables that are 90 days past due are nonadmitted. If it is probable that reinsurance recoverables on paid or unpaid claim or benefit payments are uncollectible, these amounts are written off through a charge to the Statements of Operations.

Income taxes

The income tax provision is calculated under the liability method. DTAs and deferred tax liabilities (“DTLs”) are recorded based on the difference between the statutory financial statement and tax bases of assets and liabilities at the enacted tax rates. The net change in DTAs and DTLs is applied directly to unassigned surplus. The nonadmitted portion of gross DTAs is determined by applying the rules prescribed by SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”).

The application of SSAP No. 101 requires the Company to evaluate the recoverability of DTAs and to establish a statutory valuation allowance adjustment (“valuation allowance”) if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) any tax planning strategies that the Company would employ to avoid an operating loss or tax credit carryforward from expiring unused. Although the realization is not assured, management believes it is more likely than not that the DTAs, net of the valuation allowance, will be realized.

Separate Account

The amounts reported in the Notes to Statutory-basis Financial Statements exclude information on the Company’s Separate Account, except for Notes 4, 11 and 12.

The assets of the Separate Account are carried at fair value. Separate Account liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. The Company holds reserves for variable annuity contracts at less than the fund balances carried in the Separate Account. The difference between the reserves and the fund balances of the Separate Account is transferred to the General Account, as well as, contract benefits, reserve transfers, policy loans and policyholder charges. Separate Account premium deposits, benefit expenses and contract charges for mortality risk, contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support variable annuity contracts accrue directly to the contractholders and, therefore, are not included in the Company’s Statements of Operations.

3.	Investments

Fair values

The statement value, gross unrealized gains, gross unrealized losses and fair value of the Company’s bonds, consisting entirely of U.S. government bonds, were as follows:

(in thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At December 31, 2012	$9,160	$1,331	$—	$10,491
At December 31, 2011	$9,335	$1,442	$—	$10,777

10

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

Scheduled maturities

The scheduled maturities for bonds were as follows at December 31, 2012:

(in thousands)	Statement Value	Fair Value
Due after one year though five years	$6,393	$7,160
Due after five years through ten years	2,141	2,435
Due after ten years	626	896

Total	$9,160	$10,491

Net realized capital gains and losses

There were no realized gains or losses in 2012 and 2010.

Net realized gains and losses from investment securities consisted of the following at December 31, 2011:

(in thousands)	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Total invested assets	$—	$—	$—
Amounts transferred to IMR			(97)
Capital gains tax benefit			97

Net realized capital gains			$—

4.	Fair Value Measurements

Fair value is defined, per SSAP 100, Fair Value Measurements (“SSAP No. 100”), as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SSAP No. 100 identified three valuation techniques which are used, either independently or in combination, to determine fair value: 1) market approach; 2) income approach; and 3) cost approach. SSAP No. 100 also contains guidance about observable and unobservable inputs, which are assumptions that market participants would use in pricing an asset or liability. To increase consistency and comparability in fair value measurements, the fair value hierarchy prioritizes the inputs to valuation techniques into three broad levels; 1, 2 and 3. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

The only asset at December 31, 2012 and 2011 measured and reported at fair value was the Separate Account, whose entire balance of $912 thousand and $860 thousand, respectively, was categorized as Level 1.

There were no asset transfers between Level 1 and Level 2 during 2012 or 2011. None of the Company’s liabilities were measured and reported at fair value at December 31, 2012 or 2011.

Presented below are the admitted assets and fair value estimates of financial instruments at December 31.

	2012			2011
(in thousands)	Admitted Assets	Aggregate Fair Value	Level 1	Admitted Assets	Aggregate Fair Value
Bonds	$9,160	$10,491	$10,491	$9,335	$10,777
Short-term investments	$743	$743	$743	$742	$742
Separate Account	$912	$912	$912	$860	$860

The fair value of U.S. Treasury bonds in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access.

The fair value of short-term investments in Level 1 is based on quoted prices or net asset values for identical assets in active markets the Company can access.

The fair value of the assets of the Separate Account is based on actively traded mutual funds that have daily quoted net asset values for identical assets the Company can access.

11

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

The Company was able to estimate the fair value of all its financial instruments in 2012 and 2011.

5.	Income Taxes

The provision for incurred income taxes for the years ended December 31 was:

(in thousands)	2012	2011	2010
Federal income tax—excluding net capital gains (losses)	$(14)	$(35)	$(53)
Federal income tax on net capital gains (losses)	—	(97)	—

Federal income taxes incurred	$(14)	$(132)	$(53)

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows at December 31:

(in thousands)	2012	Effective Tax Rate
Provision computed at statutory rate	$127	35.0%
Change in net deferred income taxes	(116)	(31.9)
IMR amortization	(22)	(6.2)
Valuation allowance	—	—
Other	(3)	(0.6)

Total statutory income taxes	$(14)	(3.7)%

(in thousands)	2011	Effective Tax Rate
Provision computed at statutory rate	$139	35.0%
Change in net deferred income taxes	(13)	(3.2)
IMR amortization	(55)	(13.9)
Valuation allowance	(201)	(50.6)
Other	(2)	(0.7)
Total statutory income taxes	$(132)	(33.4)%

(in thousands)	2010	Effective Tax Rate
Provision computed at statutory rate	$80	35.0%
Change in net deferred income taxes	(315)	(137.2)
IMR amortization	(19)	(8.5)
Valuation allowance	201	87.4
Other	—	—

Total statutory income taxes	$(53)	(23.3)%

The components of the net DTAs were as follows at December 31:

	2012			2011			Change
(in thousands)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$355	$46	$401	$471	$46	$517	$(116)	$—	$(116)
Valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted gross DTAs	$355	$46	$401	$471	$46	$517	$(116)	$—	$(116)
DTAs nonadmitted	7	—	7	354	—	354	(347)	—	(347)

Subtotal—net admitted DTA	$348	$46	$394	$117	$46	$163	$231	$—	$231
DTLs	(2)	—	(2)	(2)	—	(2)	—	—	—

Net admitted DTA	$346	$46	$392	$115	$46	$161	$231	$—	$231

12

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

The amount of adjusted gross DTAs admitted under each component of SSAP No. 101 was as follows at December 31:

	2012
(in thousands)	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b) Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation (the lessor of 1 and 2 below)	346	46	392
1. Adjusted gross DTAs expected to be realized following the balance sheet date	346	46	392
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	1,545
(c) Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	2	—	2

(d) DTAs admitted as the result of application of SSAP No. 101, [(a) + (b) + (c)]	$348	$46	$394

	2011
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b) Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation (the lessor of 1 and 2 below)	115	46	161
1. Adjusted gross DTAs expected to be realized following the balance sheet date	115	46	161
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	969
(c) Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	2	—	2

(d) DTAs admitted as the result of application of SSAP No. 101, total [(a) + (b) + (c)]	$117	$46	$163

	Change
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b) Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a) above) after application of the threshold limitation (the lessor of 1 and 2 below)	231	—	231
1. Adjusted gross DTAs expected to be realized following the balance sheet date	231	—	231
2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	576
(c) Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross DTLs	—	—	—

(d) DTAs admitted as the result of application of SSAP No. 101, total [(a) + (b) + (c)]	$231	$—	$231

Threshold information used to determine the amount of DTAs admitted was as follows at December 31:

($ in thousands)	2012	2011
Risk-based capital ratio percentage used to determine recovery period and threshold limitation amount	2,583%	2,402%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$10,301	$9,923

The impact of tax planning strategies on adjusted gross and net admitted DTAs was as follows at December 31:

	2012			2011			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs (% of total adjusted gross DTAs)	—%	11.3%	11.3%	12.5%	8.8%	21.3%	(12.5)%	2.5%	(10.0)%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	9.8%	11.6%	21.4%	21.4%	28.3%	49.7%	(11.6)%	(16.7)%	(28.3)%

The Company’s tax-planning strategies do not include the use of reinsurance.

13

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

The tax effects of temporary differences that gave rise to significant portions of DTAs and DTLs were as follows at December 31:

(in thousands)	2012	2011	Change
DTAs:
Ordinary
Tax goodwill	$355	$471	$(116)

Subtotal—ordinary DTAs	$355	$471	$(116)
Valuation allowance	$—	$—	$—
Nonadmitted DTAs	$7	$354	$(347)

Admitted ordinary DTAs	$348	$117	$231

Capital
Investments	$46	$46	$—

Subtotal—capital DTAs	$46	$46	$—
Nonadmitted DTAs	$—	$—	$—

Admitted capital DTAs	$46	$46	$—

Admitted DTAs	$394	$163	$231

DTLs:
Ordinary
Investments	$(2)	$(2)	$—

Subtotal—ordinary DTLs	$(2)	$(2)	$—

Capital
Subtotal—capital DTLs	$—	$—	$—

Total DTLs	$(2)	$(2)	$—

Net admitted DTAs	$392	$161	$231

The change in net deferred income tax was comprised of the following at December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

(in thousands)	2012	2011	Change
Total DTAs	$401	$517	$(116)
Total DTLs	(2)	(2)	—

Net DTAs (DTLs)	$399	$515	(116)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			(116)
Adjustment to prior year tax liabilities			—

Change in net deferred income tax relating to the provision			$(116)

(in thousands)	2011	2010	Change
Total DTAs	$517	$529	$(12)
Total DTLs	(2)	(1)	(1)

Net DTAs (DTLs)	$515	$528	(13)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			(13)
Adjustment to prior year tax liabilities			—

Change in net deferred income tax relating to the provision			$(13)

(in thousands)	2010	2009	Change
Total DTAs	$529	$845	$(316)
Total DTLs	(1)	(2)	1

Net DTAs (DTLs)	$528	$843	(315)

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			(315)
Adjustment to prior year tax liabilities			—

Change in net deferred income tax relating to the provision			$(315)

14

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

The Corporation’s federal taxable income for the year ended December 31, 2012 was consolidated with the entities listed below:

ALIC Reinsurance Company

ALIC Reinsurance Company II

Allstate Assignment Company

Allstate Assurance Company

Allstate Bank

Allstate Enterprises, LLC

Allstate Financial Corporation

Allstate Fire and Casualty Insurance Company

Allstate Indemnity Company

Allstate Insurance Company

Allstate International Holdings, Inc.

Allstate Investment Management Company

Allstate Investments, LLC

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Allstate Motor Club, Inc.

Allstate New Jersey Insurance Company

Allstate New Jersey Property and Casualty Insurance Company

Allstate Non-Insurance Holdings, Inc.

Allstate North American Insurance Company

Allstate Property and Casualty Insurance Company

Allstate Settlement Corporation

Allstate Texas Lloyd’s

Allstate Texas Lloyd’s, Inc.

Allstate Vehicle and Property Insurance Company

American Heritage Life Insurance Company

American Heritage Life Investment Corporation

American Heritage Service Company

Answer Financial, Inc.

Castle Key Indemnity Company

Castle Key Insurance Company

Charter National Life Insurance Company

Credit Card Sentinel, Inc.

Encompass Floridian Indemnity Company

Encompass Floridian Insurance Company

Encompass Home and Auto Insurance Company

Encompass Indemnity Company

Encompass Independent Insurance Company

Encompass Insurance Company

Encompass Insurance Company of America

Encompass Insurance Company of Massachusetts

Encompass Insurance Company of New Jersey

Encompass Property and Casualty Company

Encompass Property and Casualty Insurance Company of New Jersey

E.R.J. Insurance Group, Inc.

Esurance Holdings, Inc.

Esurance Insurance Company

Esurance Insurance Company of New Jersey

Esurance Insurance Services, Inc.

Esurance Property and Casualty Insurance Company

First Colonial Insurance Company

Intramerica Life Insurance Company

Ivantage Select Agency, Inc.

Kennett Capital, Inc.

Lincoln Benefit Life Company

Lincoln Benefit Reinsurance Company

North Light Specialty Insurance Company

Northbrook Indemnity Company

Northbrook Services, Inc.

Ocoma Industries, Inc.

Pablo Creek Services, Inc.

Signature Agency, Inc.

Signature Motor Club, Inc.

Signature Motor Club of California, Inc.

Signature Nationwide Auto Club of California, Inc.

Signature’s Nationwide Auto Club, Inc.

Sterling Collision Centers, Inc.

Surety Life Insurance Company

The Allstate Corporation

The consolidated group has elected under Internal Revenue Code Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return. In years when the consolidated tax return results in an alternative minimum tax liability, the regular tax is allocated first as described above, and the excess of the alternative minimum tax over the regular tax is allocated to the members whose tax posture gives rise to the alternative minimum tax.

The Company had no liability for federal income tax loss contingencies as of December 31, 2012 or 2011 and believes it is reasonably possible that the liability balance will not significantly increase in the next twelve months.

15

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

6.	Information Concerning Parent, Subsidiaries, Affiliates and Other Related Parties

There were no transactions entered into by the Company with related parties in 2012, 2011 or 2010 that involved more than  1/2 of 1% of the Company’s admitted assets. Activity resulting from reinsurance agreements, insurance contracts or cost allocation transactions in accordance with intercompany agreement provisions was excluded.

The Company reported the following as payable to affiliates at December 31:

(in thousands)	2012	2011
AIC	$20	$23
Allstate Investments, LLC (“AILLC”)	2	1

Total	$22	$24

Intercompany receivable and payable balances are evaluated on an individual company basis. Net intercompany balances less than $1 million and those equal to or greater than $1 million are generally settled quarterly and monthly, respectively.

Significant related party agreements

The Company, the Corporation and certain of its affiliated insurance companies are parties to an Amended and Restated Service and Expense Agreement (the “Agreement”) pursuant to which AIC furnishes a variety of services. The Agreement provides for cost sharing and allocation of operating expense among the parties.

The Company is a party to an Investment Management Agreement with AILLC, whereby AILLC provides investment management services and advice.

The Company is a party to a federal income tax allocation agreement with the Corporation.

7.	Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company utilizes the services of AIC employees. AIC and the Corporation provide various benefits, including defined benefit pension plans, certain health care and life insurance benefits for certain eligible employees and retired employees and participation in The Allstate 401(k) Savings Plan. The Company was allocated an appropriate share of the costs associated with these benefits in accordance with the Agreement. All amounts allocated to the Company for these benefits, except those related to investment expenses, were ceded 100% to the assuming reinsurer. The Company’s allocated share of these benefits was immaterial in 2012, 2011 and 2010.

8.	Capital and Surplus

Dividend restrictions

The ability of the Company to pay dividends is generally dependent on business conditions, income, cash requirements of the Company and other relevant factors. More specifically, the Illinois Insurance Code (“Code”) provides a two-step process. First, no dividend may be declared or paid except out of earned (unassigned) surplus, as distinguished from contributed surplus, nor when the payment of a dividend reduces surplus below the minimum amount required by the Code. Secondly, a determination of the ordinary versus extraordinary dividends that can be paid is formula based and considers net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by the Code. Ordinary dividends to shareholders do not require prior approval of the IL DOI. Dividends are not cumulative. At December 31, 2012, the maximum ordinary dividend that can be declared and paid was limited to $1 million.

16

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

Unassigned surplus

The components contributing to the cumulative reduction of unassigned surplus at December 31 were as follows:

(in thousands)	2012	2011
Nonadmitted assets	$(238)	$(354)
Asset valuation reserve	$(2)	$(2)

9.	Reinsurance

The Company had previously written single premium annuities. This single premium annuity business of the Company was transferred to the Paul Revere Life Insurance Company via an indemnity reinsurance agreement effective December 31, 2000. Reserves and related assets of $179 million at December 31, 2000 were transferred in accordance with the agreement. Reserve credits taken were $128 million and $133 million, respectively, at December 31, 2012 and 2011.

During 1998, the Company also reinsured, on a 100% coinsurance basis, its in-force block of individual tax-sheltered annuity business with The Variable Annuity Life Insurance Company. Reinsurance ceded information under the terms of the reinsurance agreement was as follows:

(in thousands)	2012	2011	2010
Annuity and other fund deposits	$83	$128	$243
Surrender benefits and other fund withdrawals	$1,075	$502	$1,084

10.	Direct Premium Written/Produced by Managing General Agents/Third Party Administrators (“TPA”)

The aggregate amount of direct premiums written/produced by managing general agents/TPA was $83 thousand, $128 thousand and $243 thousand for 2012, 2011 and 2010, respectively, which was less than 5% of the Company’s surplus. All direct premiums written/produced by managing general agents/TPA were ceded to external reinsurers.

11.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows at December 31:

	2012
(in thousands)	General Account	Separate Account Non- guaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$908	$908	0.7%
At book value without adjustment (minimal or no charge or adjustment)	12,060	—	12,060	8.6
Not subject to discretionary withdrawal	126,391	—	126,391	90.7

Total (gross)	138,451	908	139,359	100.0%

Reinsurance ceded	(138,451)	—	(138,451)

Total (net)*	$—	$908	$908

17

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2011
	General Account	Separate Account Non- guaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$856	$856	0.6%
At book value without adjustment (minimal or no charge or adjustment)	12,644	—	12,644	8.7
Not subject to discretionary withdrawal	131,897	—	131,897	90.7

Total (gross)	144,541	856	145,397	100.0%

Reinsurance ceded	(144,541)	—	(144,541)

Total (net)*	$—	$856	$856

*	Excludes other transfers to General Account due or accrued as reported on Separate Accounts Annual Statement liability page.

The following information was obtained from the applicable exhibits in the Company’s December 31, 2012 and 2011 Separate Account Annual Statements, which reconciles total annuity actuarial reserves and deposit liabilities by withdrawal characteristics presented above:

(in thousands)	2012	2011
Exhibit 3, Total annuities (net)	$207	$218
Exhibit 4, Liability for deposit-type contracts	701	638

Total	$908	$856

12.	Separate Account

The Separate Account contains variable annuity contracts which the Company discontinued offering on February 1, 1984. The Separate Account is registered under the Investment Company Act of 1940 (the “Act”) as an open-end diversified investment company and is registered with the Securities and Exchange Commission (“SEC”). Through the Separate Account, the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Registration under the Act does not involve supervision of management or investment practices or policies by the SEC. At December 31, 2012 and 2011, all assets of the Separate Account were legally insulated.

Some of the Separate Account liabilities are guaranteed by the General Account. At December 31, 2012 and 2011, the Company had a maximum guarantee for Separate Account liabilities of zero since the accumulated value is greater than the accumulated premium for each contract. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $6 thousand in 2012, 2011 and 2010.

The Separate Account primarily invests in common stock, however, there may be times that holding common stock may not be the best method of achieving the Separate Account’s primary objective, and thus assets may also be invested in preferred stocks, corporate bonds, stock warrants or options or real estate. The primary investment objective of the Separate Account is long-term growth. There can be no assurance that the investment objective will be attained.

18

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011
(in thousands)	Nonguaranteed Separate Account	Nonguaranteed Separate Account
At December 31:
Reserves at fair value	$908	$856

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$701	$638
Not subject to discretionary withdrawal	207	218

Total	$908	$856

Reconciliation of net transfers to or (from) the Separate Account for the years ended December 31 was as follows:

(in thousands)	2012	2011	2010
Transfers as reported in the Summary of Operations of the Separate Account Annual Statements:
Transfers to Separate Account	$—	$—	$—
Transfers from Separate Account	(35)	(35)	(36)

Net transfers from Separate Account	(35)	(35)	(36)
Reconciling adjustments:
Transfers on account of deposit-type contracts	(4)	(52)	(9)
Change in other transfers to General Account due	(1)	—	1

Transfers as reported in the Statements of Operations	$(40)	$(87)	$(44)

* * * * * *

19

APPENDIX A

Provident Investment Management, LLC

Proxy Voting Policy and Procedures

November 30, 2004

Under Rule 206(4)-6 of the Investment Advisers Act of 1940, any adviser that exercises voting authority with respect to client securities must adopt proxy voting policies and procedures. Provident Investment Management LLC (the “Firm”) exercises proxy voting authority for advised or sub-advised client accounts, including registered investment companies. In addition, the Firm provides proxy voting recommendations to affiliate agency accounts. The Firm has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within the Firm.

With respect to securities held in client accounts, the Firm shall vote in the best interest of clients without regard to the Firm’s interest. Generally, the Firm will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long-term. Long-term shareholder value need not be sacrificed in favor of short-term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show our disfavor with a company’s chief executive or particular directors. See “Pre-Determined Proxy Voting Policy”.

The Firm has adopted a variety of methods to ensure that proxy votes are not affected by conflicts of interest. In cases where the Firm votes securities in accordance with its pre-determined policy, the vote is insulated from potential conflicts of interest that the Firm may have. Only in those instances when the Firm determines that it is in the best interest of clients to vote securities contrary to its pre-determined policy, does the potential for a conflict arise.

Conflicts of interest may arise when the Firm or an affiliate has a relationship with an issuer (e.g, a routine relationship such as a checking account) whether the Firm has knowledge of the relationship or not. For purposes of the policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Firm or an affiliate of which the Firm has actual knowledge that may affect the Firm’s judgment in voting securities in the best interest of client accounts. Material conflicts may arise when the Firm or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer.

In instances where the Firm has determined that it is not in the best interest of their clients to follow the pre-determined policy, the Senior Vice President - Investments must approve any recommendations for votes. In the event that the Firm determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Firm’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. All votes in which the Firm has chosen to override the pre-determined policy will be reviewed on a quarterly basis by the President of the Firm or the Board of Managers for Allstate Assurance Company Separate Account B. The Proxy Voting Coordinator is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

Appendix A

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

VARIABLE ANNUITY CONTRACTS

SOLD BY

ALLSTATE ASSURANCE COMPANY

NORTHBROOK, ILLINOIS 60062

(847) 402-5000

PART C

OTHER INFORMATION

Item 29.	Financial Statements and Exhibits

A. Financial Statements

Included in Prospectus:

Per unit income and capital changes and variable annuity unit values — condensed financial information for the ten (10) years ended December 31, 2012

Included in Statement of Additional Information:

Allstate Assurance Company Separate Account B

Report of the Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Variable Annuity Contract Owners’ Equity, Schedule of Investments, Notes to Financial Statements

Allstate Assurance Company

Report of the Independent Registered Public Accounting Firm, Statement of Financial Position—Statutory Basis, Statement of Operations—Statutory Basis, Statement of Changes in Capital and Surplus—Statutory Basis, Statement of Cash Flows—Statutory Basis, Notes to Financial Statements—Statutory Basis

1

B. Exhibits

The following exhibits which are marked with an asterisk (*) are incorporated herein by reference (pursuant to Regulation Section 230.447 and Section 270.8b-32 and in accordance with Rule 24 of the Commission’s Rules of Practice) to the registration statement filed by Registrant under the Securities Act of 1933 or specified amendments thereto.

*	(1)	Resolutions of Board of Directors of the Company creating Separate Account B as filed with the initial registration statement

*	(2)	Rules and Regulations of the Registrant (Post- Effective Amendments Nos. 26 and 27, December 17, 1979, andApril 3, 1980, respectively)

*	(3)	Custodian Agreement with respect to securities of the Registrant (Post Effective Amendment No. 23; April 3, 1978)

*	(4.1)	Investment Advisory Agreement is filed herewith (Post-Effective Amendment No. 60; April 30, 2010).

*	(4.2)	Sub-Advisory Agreement (Post-Effective Amendment No. 49; May 3, 1999)

*	(5)	Underwriting or distribution contract (Post-Effective Amendment No. 23; April 3, 1978)

*	(6)	Form of variable annuity contracts (Post-Effective Amendment No. 26; December 17, 1979)

*	(7)	Form of variable annuity application (filed with variable annuity contracts - see Item 6 above)

*	(8)	Certificate of Incorporation of the insurance company (Post-Effective Amendment No. 37; April 30, 1987); By-Laws (Post Effective Amendment No. 41, April 30, 1991).

*	(11)	Separate Account Administrative Services Agreement (Post-Effective Amendment No. 49; May 3, 1999)

*	(12)	Opinion of Counsel (filed with Registrant’s initial Registration Statement)

(13)	(A)	Consent of Independent Auditors and Consent of Independent Registered
Public Accounting Firm is filed herewith.
(B)	Consent of Counsel is filed herewith.

(14)	Not Applicable.

(15)	Not Applicable.

*	(16)	Code of Ethics (Post-Effective Amendment No. 58; April 28, 2008)

(99.1)	Power of Attorney is filed herewith.

2

Item 30.	Directors and Officers of the Insurance Company

Allstate Assurance Company, formerly Provident National Assurance Company. Name change effective as of November 7, 2001.

(1)	(2)	(3)
Name and Address Principal Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant

Anurag Chandra	Director, Chairman of the Board,
3100 Sanders Road, Suite J5B	President and Chief Executive Officer
Northbrook, Illinois, 60062

Lisa J. Flanary	Director
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Angela K. Fontana	Director, Vice President,
3100 Sanders Road, Suite J5B	General Counsel and Secretary
Northbrook, Illinois, 60062

Harry R. Miller	Director, Senior Vice President
3100 Sanders Road, Suite J5B	and Chief Risk Officer
Northbrook, Illinois 60062

Jesse E. Merten	Director, Senior Vice President and
3100 Sanders Road, Suite J5B	Chief Financial Officer
Northbrook, Illinois, 60062

Judith P. Greffin	Executive Vice President and Chief
3100 Sanders Road, Suite J5B	Investment Officer
Northbrook, Illinois, 60062

Samuel H. Pilch	Senior Group Vice President
3100 Sanders Road, Suite J5B	and Controller
Northbrook, Illinois, 60062

P. Kelly Noll	Senior Vice President and
3100 Sanders Road, Suite J5B	Chief Privacy Officer
Northbrook, Illinois, 60062

D. Scott Harper	Senior Vice President and
3100 Sanders Road, Suite J5B	Assistant Treasurer
Northbrook, Illinois, 60062

Jeffrey J. McRae	Senior Vice President and
3100 Sanders Road, Suite J5B	Assistant Treasurer
Northbrook, Illinois, 60062

Mario Rizzo	Senior Vice President and Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

3

(1)	(2)	(3)
Name and Address Principal Address	Positions and Offices with Insurance Company	Positions and Offices with Registrant

Errol Cramer	Vice President and
3100 Sanders Road, Suite J5B	Appointed Actuary
Northbrook, Illinois, 60062

Tracy M. Kirchhoff	Chief Compliance Officer
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Jennifer M. Hager	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Mary J. McGinn	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Sarah R. Donahue	Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Robert E. Transon	Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

Dean M. Way	Illustration Actuary
3100 Sanders Road, Suite J5B
Northbrook, Illinois, 60062

4

Item 31.	Persons Controlled By or Under Common Control with the Insurance Company or Registrant

OPERATING SUBSIDIARIES WHICH ARE 100% DIRECTLY OR INDIRECTLY OWNED BY THE ALLSTATE CORPORATION

The Allstate Corporation

(Delaware Holding Company)

Allstate Insurance Holdings, LLC (Delaware)

Allstate International Holdings, Inc. (Delaware)

Allstate Non-Insurance Holdings, Inc. (Delaware)

American Heritage Life Investment Corporation (Delaware)

Kennett Capital, Inc. (Delaware)

Allstate Insurance Holdings, LLC

(Subsidiary of The Allstate Corporation)

Allstate Insurance Company (Illinois)

Allstate Indemnity Company (Illinois)

Allstate Fire and Casualty Insurance Company (Illinois)

Allstate Property and Casualty Insurance Company (Illinois)

Esurance Holdings, Inc. (Delaware)

Allstate Insurance Company

(Subsidiary of Allstate Insurance Holdings, LLC)

Allstate Financial, LLC (Delaware)

Allstate Financial Corporation (Illinois)

Allstate Financial Services, LLC (Delaware)

Allstate Insurance Company of Canada (Canada)

Allstate Life Insurance Company (Illinois)

Allstate New Jersey Insurance Company (Illinois)

Allstate North American Insurance Company (Illinois)

Allstate Texas Lloyd’s, Inc. (Texas)

Allstate Vehicle and Property Insurance Company (Illinois)

Northbrook Indemnity Company (Illinois)

Tech-Cor, LLC (Delaware)

North Light Specialty Insurance Company (Illinois)

Encompass Indemnity Company (Illinois)

Encompass Insurance Company (Illinois)

Encompass Independent Insurance Company (Illinois)

Encompass Insurance Company of America (Illinois)

Encompass Home and Auto Insurance Company (Illinois)

Encompass Property and Casualty Company (Illinois)

Encompass Insurance Company of Massachusetts (Massachusetts)

Castle Key Insurance Company (Illinois)

Current Creek Investments, LLC (Delaware)

AP Real Estate, LLC (Delaware)

AP Timber, LLC (Delaware)

AP Agriculture, LLC (Delaware)

Esurance Holdings, Inc.

(Subsidiary of Allstate Insurance Holdings, LLC)

Esurance Insurance Services, Inc. (Delaware)

Esurance Insurance Company (Wisconsin)

5

Item 31.	Persons Controlled By or Under Common Control with the Insurance Company or Registrant – (Continued)

OPERATING SUBSIDIARIES WHICH ARE 100% DIRECTLY OR INDIRECTLY OWNED BY THE ALLSTATE CORPORATION

Esurance Insurance Company

(Subsidiary of Esurance Holdings, Inc.)

Esurance Property and Casualty Insurance Company (California)

Esurance Insurance Company of New Jersey (Wisconsin)

Allstate Insurance Company of Canada

(Subsidiary of Allstate Insurance Company)

Allstate Life Insurance Company of Canada (Canada)

Pafco Insurance Company (Canada)

Pembridge Insurance Company (Canada)

Ivantage Insurance Brokers Inc. (Canada)

Allstate Life Insurance Company

(Subsidiary of Allstate Insurance Company)

Allstate Financial Advisors, LLC (Delaware)

ALIC Reinsurance Company (South Carolina)

Allstate Distributors, L.L.C. (Delaware)

Allstate Life Insurance Company of New York (New York)

Allstate Assignment Company (Nebraska)

Allstate Settlement Corporation (Nebraska)

Charter National Life Insurance Company (Illinois)

Intramerica Life Insurance Company (New York)

Lincoln Benefit Life Company (Nebraska)

Allstate Assurance Company (Illinois)

Road Bay Investments, LLC (Delaware)

Allstate Finance Company, LLC (Delaware)

Lincoln Benefit Facility Company, LLC (Delaware)

West Plaza RE Holdings, LLC (Delaware)

Allstate New Jersey Insurance Company

(Subsidiary of Allstate Insurance Company)

Allstate New Jersey Property and Casualty Insurance Company (Illinois)

Encompass Property and Casualty Insurance Company of New Jersey (Illinois)

Encompass Insurance Company of New Jersey (Illinois)

Allstate Texas Lloyd’s, Inc.

(Subsidiary of Allstate Insurance Company)

Allstate Texas Lloyd’s (Texas)

Allstate County Mutual Insurance Company (Texas)

Castle Key Insurance Company

(Subsidiary of Allstate Insurance Company)

Castle Key Indemnity Company (Illinois)

Encompass Floridian Insurance Company (Illinois)

Encompass Floridian Indemnity Company (Illinois)

Allstate International Holdings, Inc.

(Subsidiary of The Allstate Corporation)

Allstate Solutions Private Limited (India)

6

Item 31.	Persons Controlled By or Under Common Control with the Insurance Company or Registrant – (Continued)

OPERATING SUBSIDIARIES WHICH ARE 100% DIRECTLY OR INDIRECTLY OWNED BY THE ALLSTATE CORPORATION

Allstate Non-Insurance Holdings, Inc.

(Subsidiary of The Allstate Corporation)

Allstate Financial Inc. (Delaware)

Allstate Investment Management Company (Delaware)

Allstate Investments, LLC (Delaware)

Allstate Motor Club, Inc. (Delaware)

Northbrook Services, Inc. (Delaware)

Allstate Northern Ireland Limited (Northern Ireland)

Sterling Collision Centers, Inc. (Delaware)

Ivantage Select Agency, Inc. (Illinois)

Allstate Enterprises, LLC (Delaware)

Pablo Creek Services, Inc. (Illinois)

Allstate Solutions Private Limited (India)

American Heritage Life Investment Corporation

(Subsidiary of The Allstate Corporation)

American Heritage Life Insurance Company (Florida)

American Heritage Service Company (Florida)

E.R.J. Insurance Group, Inc. (Florida)

Lincoln Benefit Reinsurance Company (Vermont)

American Heritage Life Insurance Company

(Subsidiary of American Heritage Life Investment Corporation)

First Colonial Insurance Company (Florida)

Allstate Enterprises, LLC

(Subsidiary of Allstate Non-Insurance Holdings, Inc.)

Signature Motor Club, Inc. (Delaware)

Signature Agency, Inc. (Delaware)

Allstate Financial Inc.

(Subsidiary of Allstate Non-Insurance Holdings, Inc.)

Right Answer Insurance Agency, LLC (Delaware)

Insurance Answer Center, LLC (Delaware)

Allstate Investment Management Company

(Subsidiary of Allstate Non-Insurance Holdings, Inc.)

Allstate Investment Management Limited (United Kingdom)

Signature Motor Club, Inc.

(Subsidiary of Allstate Enterprises, LLC)

Signature Motor Club of California, Inc. (California)

Signature’s Nationwide Auto Club, Inc. (Delaware)

Signature’s Nationwide Auto Club, Inc.

(Subsidiary of Allstate Enterprises, LLC)

Signature Nationwide Auto Club of California, Inc. (California)

7

Item 32.	Number of Contractowners. The number of contractowners in the Separate Account as of December 31, 2012 was 54.

Item 33.	Indemnification. The Indemnification Agreement is included as part of Exhibit 1 under Item 29.

Item 34.	Business and Other Connections of Investment Adviser

The Investment Adviser is a life insurance company licensed to do business in all 50 states and the District of Columbia. Currently, it provides services to variable contract separate accounts. For information concerning profession, location and employment of officers and directors, see Item 30 above. The Investment Adviser and principal underwriters share some officer and director commonality.

Item 35.	Principal Underwriters

(a)	Allstate Distributors, L.L.C.

(b)

(1) Name and Address Principal Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant

Wilford J. Kavanaugh	Manager and Chairman of the Board
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Lisa J. Flanary	Manager and President
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Angela K. Fontana	Manager and Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Maribel V. Gerstner	Manager and Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

P. Kelly Noll	Senior Vice President and
3100 Sanders Road, Suite J5B	Chief Privacy Officer
Northbrook, Illinois 60062

Richard Eells	Senior Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

D. Scott Harper	Senior Vice President and
3100 Sanders Road, Suite J5B	Assistant Treasurer
Northbrook, Illinois 60062

Jeffrey J. McRae	Senior Vice President and
3100 Sanders Road, Suite J5B	Assistant Treasurer
Northbrook, Illinois 60062

8

Item 35.	Principal Underwriters

(b)	Continued

(1) Name and Address Principal Address	(2) Positions and Offices with Insurance Company	(3) Positions and Offices with Registrant

Mario Rizzo	Senior Vice President and
3100 Sanders Road, Suite J5B	Assistant Treasurer
Northbrook, Illinois 60062

Stanley G. Shelley	Senior Vice President
3100 Sanders Road, Suite J5B
Northbrook, IL 60062

Mark Sutton	Senior Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Sarah R. Donahue	Vice President
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Allen R. Reed	Vice President, General Counsel
3100 Sanders Road, Suite J5B	and Secretary
Northbrook, Illinois 60062

Marian Goll	Vice President and Treasurer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Dana Goldstein	Chief Compliance Officer
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

Mary J. McGinn	Assistant Secretary
3100 Sanders Road, Suite J5B
Northbrook, Illinois 60062

(c)	Not applicable - total payments were less than $5,000.

9

Item 36.	Location of Accounts and Records

Each account book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules (17 CAFI 270.31A-1 to 31A-3) promulgated thereunder are held by Liz Barton, Western National Life Insurance Company, 2271 SE 27th Street, Amarillo, Texas 79103, and Bryce Wilkerson, Western National Life Insurance Company, 2271 SE 27th Street, Amarillo, Texas 79103.

Item 37.	Management Services

None.

Item 38.	Undertakings

The Registrant hereby undertakes to:

(a)	file a post-effective amendment using financial statements of the Registrant which need not be certified, within four to six months from the effective date of the Registrant’s 1933 Act registration statement;

(b)	file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(c)	include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(d)	deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written request or oral request.

The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code (“Code”) of 1986, as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission’s industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with Code Section 403(b)(11).

10

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Chattanooga, State of Tennessee, on the 30th day of April, 2013.

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David G. Fussell	Chairman and Member of the Board of Managers (Principal Executive Officer and Principal Financial Accounting Officer)	April 30, 2013
David G. Fussell

/s/ Henry E. Blaine	Member, Board of Managers	April 30, 2013
Henry E. Blaine

/s/ H. Grant Law, Jr.	Member, Board of Managers	April 30, 2013
H. Grant Law, Jr.

/s/ Susan N. Roth	Secretary, Board of Managers and	April 30, 2013
Susan N. Roth	Chief Compliance Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons on April 30, 2013, in the capacities indicated.

SIGNATURE	TITLE

* /s/ Anurag Chandra	Director, Chairman of the Board, President and
Anurag Chandra	Chief Executive Officer

* /s/ Lisa J. Flanary	Director
Lisa J. Flanary

* /s/ Angela K. Fontana	Director, Vice President,
Angela K. Fontana	General Counsel and Secretary

* /s/ Harry R. Miller	Director, Senior Vice President
Harry R. Miller	and Chief Risk Officer

* /s/ Jesse E. Merten	Director, Senior Vice President and
Jesse E. Merten	Chief Financial Officer

/s/ Susan N. Roth	For all of the Directors
Susan N. Roth
Attorney-in-Fact

*	By Power of Attorney filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amended Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois, on the 30th day of April, 2013.

ALLSTATE ASSURANCE COMPANY

/s/ Anurag Chandra
Anurag Chandra
Director, Chairman of the Board, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit 13(A)	Consents of Independent Registered Public Accounting Firm

Exhibit 13(B)	Consent of Counsel

Exhibit 99.1	Power of Attorney